UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Investment Grade Bond Fund

Annual Report
5.31.13

A look at performance

Total returns for the period ended May 31, 2013

	Average annual total returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge			with maximum sales charge			yield (%)
							as of

	1-year	5-year	10-year	1-year	5-year	10-year	5-31-13

Class A	0.09	6.20	4.49	0.09	35.08	55.08	1.69

Class B	–0.98	6.07	4.34	–0.98	34.28	52.93	1.02

Class C	3.02	6.39	4.18	3.02	36.29	50.66	1.02

Class I1,2	5.14	7.55	5.37	5.14	43.93	68.65	2.08

Index†	0.91	5.50	4.66	0.91	30.69	57.72	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 9-30-13 for Class A, Class B and Class C shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For Class I, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net (%)	0.98	1.73	1.73	0.65
Gross (%)	1.00	1.75	1.75	0.65

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 800-225-5291 or visit the fund’s website at jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

6	Investment Grade Bond Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B3	5-31-03	$15,293	$15,293	$15,772

Class C3	5-31-03	15,066	15,066	15,772

Class I2	5-31-03	16,865	16,865	15,772

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors as described in the fund’s prospectus.

2 Class I shares were first offered on 7-28-03. The returns prior to this date are those of Class A shares that have been recalculated to apply the fees and expenses of Class I shares.

3 The contingent deferred sales charge is not applicable.

Annual report | Investment Grade Bond Fund	7

Management’s discussion of

Fund performance

By John Hancock Asset management a division of manulife Asset management (US) LLC

Effective May 15, 2013, Barry Evans relinquished his role as a portfolio manager on the fund, as he assumes a wider leadership role as president of John Hancock Asset Management a division of Manulife Asset Management (North America) Limited. The fund will continue to be managed by Howard Greene and Jeffrey Given.

Conditions in the bond market were generally favorable for the year ended May 31, 2013. Economic growth was positive but constrained, while interest rates remained near historic lows and inflation stayed in check. The Federal Reserve Board (Fed) kept the federal funds rate—a key overnight lending rate—close to zero, while announcing its intention to keep interest rates low into 2015 to help spur the housing recovery and boost economic growth. Monthly purchases by the Fed of agency mortgage bonds and U.S. Treasuries kept a lid on yields, with the hope that businesses would take on riskier projects and increase hiring. In this environment, investors were rewarded for taking on more risk, with stocks and high-yield bonds producing the strongest gains and Treasuries the weakest.

For the 12 months ended May 31, 2013, John Hancock Investment Grade Bond Fund’s Class A shares returned 4.80%, excluding sales charges, beating the 0.91% gain of its benchmark, the Barclays U.S. Aggregate Bond Index, and the 3.48% average gain of Morningstar, Inc.’s intermediate-term bond fund category.† The fund benefited from favorable sector allocations and security selection. The biggest boost came from having an overweight—and over one-third of the fund’s assets—in lower-rated investment-grade bonds, which outperformed U.S. Treasuries. We favored bonds in the financials sector, which produced strong gains, thanks to their above-average yields and improving balance sheets. A large underweight in Treasuries also helped relative performance, as these were under pressure. Within the mortgage group, a position in commercial mortgage-backed securities—which are bonds issued for large commercial real estate projects—contributed. The fund also benefited from being well positioned in 30-year government-agency backed mortgage-backed securities that had a lower risk of prepayment, or, being paid off before maturity.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Investment Grade Bond Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$1,002.70	$4.74

Class B	1,000.00	998.90	8.47

Class C	1,000.00	998.90	8.47

Class I	1,000.00	1,004.00	3.10

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Investment Grade Bond Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$1,020.20	$4.78

Class B	1,000.00	1,016.50	8.55

Class C	1,000.00	1,016.50	8.55

Class I	1,000.00	1,021.80	3.13

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the fund’s prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 0.95%, 1.70%, 1.70%, and 0.62% for Class A, Class B, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Investment Grade Bond Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	35.6%	Asset Backed Securities	4.3%

U.S. Government Agency	26.8%	Capital Preferred Securities	1.1%

Collateralized Mortgage Obligations	11.1%	Municipal Bonds	0.8%

U.S. Government	10.3%	Preferred Securities	0.6%

U.S. Government Agency Collateralized		Foreign Government Obligations	0.1%
Mortgage Obligations	7.8%
		Short-Term Investments & Other	1.5%

Quality Composition[1,2]

U.S. Government Agency	26.8%	BBB	31.6%

U.S. Government	10.3%	BB	3.4%

U.S. Government Agency Collateralized		B	0.5%
Mortgage Securities	7.8%
		CCC & Below	3.4%
AAA	3.2%
		Not Rated	0.2%
AA	2.6%
		Preferred Securities	0.6%
A	8.1%
		Short-Term Investments & Other	1.5%

1 As a percentage of net assets on 5-31-13.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used ratings from Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. rating. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk and their value may fluctuate in response to the market’s perception of issuer creditworthiness. Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. For additional information on these and other risk considerations, please see the fund’s prospectuses.

Annual report | Investment Grade Bond Fund	11

Fund’s investments

As of 5-31-13

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government & Agency Obligations 37.1%				$90,152,414

(Cost $89,457,066)

U.S. Government 10.3%				24,978,730

U.S. Treasury
Bond	3.125	02-15-43	$3,440,000	3,341,105
Note	0.750	03-31-18	6,750,000	6,668,791
Note	1.750	05-15-23	3,380,000	3,262,227
Note	2.625	08-15-20	10,305,000	11,044,868
Strips, PO	2.709	11-15-30	1,155,000	661,739

U.S. Government Agency 26.8%				65,173,684

Federal Home Loan Mortgage Corp.
7 Yr Reference Note	1.750	05-30-19	1,145,000	1,163,388
15 Yr Pass Thru	3.500	02-01-26	209,778	220,033
30 Yr Pass Thru	5.000	03-01-41	1,482,369	1,636,564
30 Yr Pass Thru	5.000	04-01-41	753,494	807,148
30 Yr Pass Thru	6.500	06-01-37	14,938	16,710
30 Yr Pass Thru	6.500	10-01-37	36,092	40,307
30 Yr Pass Thru	6.500	11-01-37	78,017	87,130
30 Yr Pass Thru	6.500	12-01-37	35,997	40,201
30 Yr Pass Thru	6.500	02-01-38	16,432	18,341
30 Yr Pass Thru	6.500	04-01-39	1,035,209	1,155,477
30 Yr Pass Thru	6.500	09-01-39	606,578	677,049

Federal National Mortgage Association
15 Yr Pass Thru	3.500	02-01-26	188,764	198,655
15 Yr Pass Thru	3.500	03-01-26	1,223,179	1,287,275
15 Yr Pass Thru	3.500	07-01-26	2,394,787	2,531,502
15 Yr Pass Thru	4.000	12-01-24	1,796,903	1,930,478
30 Yr Pass Thru	3.000	07-01-27	755,795	786,906
30 Yr Pass Thru	3.000	10-29-27	585,000	561,265
30 Yr Pass Thru	3.000	08-01-42	2,283,832	2,301,722
30 Yr Pass Thru	3.000	12-01-42	4,511,591	4,551,162
30 Yr Pass Thru	3.500	06-01-42	7,505,177	7,795,718
30 Yr Pass Thru (C)	3.500	04-01-43	873,571	908,139
30 Yr Pass Thru	4.000	09-01-41	6,414,813	6,895,173
30 Yr Pass Thru	4.000	10-01-41	99,294	106,295
30 Yr Pass Thru (C)	4.000	03-01-42	783,212	828,644
30 Yr Pass Thru	4.500	08-01-40	5,031,384	5,373,361
30 Yr Pass Thru	4.500	12-01-40	1,163,099	1,248,332
30 Yr Pass Thru	4.500	05-01-41	1,738,267	1,856,415
30 Yr Pass Thru	4.500	06-01-41	2,505,281	2,714,707
30 Yr Pass Thru	4.500	07-01-41	1,300,039	1,408,714
30 Yr Pass Thru (C)	4.500	11-01-41	468,489	500,624
30 Yr Pass Thru	5.000	11-01-33	518,894	561,926
30 Yr Pass Thru	5.000	04-01-35	332,360	359,195

12	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)

Federal National Mortgage Association
30 Yr Pass Thru	5.000	09-01-40	$2,235,293	$2,478,643
30 Yr Pass Thru	5.000	02-01-41	1,180,179	1,317,513
30 Yr Pass Thru	5.000	03-01-41	2,602,131	2,916,318
30 Yr Pass Thru	5.000	04-01-41	472,490	526,439
30 Yr Pass Thru	5.000	05-01-41	2,656,888	2,886,355
30 Yr Pass Thru	5.500	09-01-34	1,193,501	1,305,491
30 Yr Pass Thru	5.500	02-01-36	399,402	434,134
30 Yr Pass Thru (P)	5.850	03-01-14	340	362
30 Yr Pass Thru (P)	5.850	06-01-14	2,332	2,488
30 Yr Pass Thru	6.000	06-01-40	393,393	427,937
30 Yr Pass Thru	6.500	09-01-37	222,750	248,646
30 Yr Pass Thru	6.500	01-01-39	1,383,234	1,544,197
30 Yr Pass Thru	6.500	03-01-39	69,324	77,481
30 Yr Pass Thru	6.500	06-01-39	392,211	439,124

Corporate Bonds 35.6%				$86,447,242

(Cost $82,373,038)

Consumer Discretionary 3.4%				8,196,537

Auto Components 0.1%

BorgWarner, Inc.	5.750	11-01-16	230,000	259,477

Automobiles 1.4%

Ford Motor Company	4.750	01-15-43	300,000	279,827

Ford Motor Company	6.625	10-01-28	85,000	98,393

Ford Motor Credit Company LLC	5.000	05-15-18	436,000	480,674

Ford Motor Credit Company LLC	5.875	08-02-21	1,166,000	1,329,814

Ford Motor Credit Company LLC	8.000	12-15-16	345,000	414,265

Hyundai Capital Services, Inc. (S)	4.375	07-27-16	185,000	198,445

Kia Motors Corp. (S)	3.625	06-14-16	195,000	204,262

Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	395,000	397,615

Hotels, Restaurants & Leisure 0.2%

Brinker International, Inc.	2.600	05-15-18	120,000	120,176

Seminole Indian Tribe of Florida (S)	6.535	10-01-20	315,000	344,925

Internet & Catalog Retail 0.4%

Expedia, Inc.	5.950	08-15-20	385,000	427,924

QVC, Inc. (S)	4.375	03-15-23	270,000	271,781

QVC, Inc.	5.125	07-02-22	180,000	192,577

Media 0.9%

CBS Corp.	7.875	07-30-30	560,000	741,047

News America, Inc.	6.150	03-01-37	110,000	127,001

News America, Inc.	6.400	12-15-35	110,000	130,224

News America, Inc.	9.500	07-15-24	600,000	838,636

Time Warner Cable, Inc.	8.250	04-01-19	290,000	373,845

Multiline Retail 0.2%

Macy’s Retail Holdings, Inc.	7.875	08-15-36	359,000	412,879

Specialty Retail 0.2%

Best Buy Company, Inc.	7.250	07-15-13	550,000	552,750

See notes to financial statements	Annual report | Investment Grade Bond Fund	13

		Maturity
	Rate (%)	date	Par value	Value
Consumer Staples 0.9%				$2,308,225

Beverages 0.1%

Pernod-Ricard SA (S)	5.750	04-07-21	$285,000	330,925

Food & Staples Retailing 0.5%

Safeway, Inc. (L)	4.750	12-01-21	105,000	111,467

Safeway, Inc.	5.000	08-15-19	730,000	805,516

Safeway, Inc.	7.250	02-01-31	175,000	201,161

Food Products 0.3%

Bunge, Ltd. Finance Corp.	8.500	06-15-19	455,000	582,849

ConAgra Foods, Inc.	3.200	01-25-23	280,000	276,307

Energy 4.0%				9,654,084

Energy Equipment & Services 0.1%

Rowan Companies, Inc.	4.875	06-01-22	285,000	305,618

Gas Utilities 0.2%

DCP Midstream LLC (S)	9.750	03-15-19	375,000	495,037

Oil, Gas & Consumable Fuels 3.7%

Anadarko Petroleum Corp.	8.700	03-15-19	400,000	530,140

Boardwalk Pipelines LP	5.500	02-01-17	170,000	189,799

CNOOC Finance 2013, Ltd.	3.000	05-09-23	205,000	194,954

DCP Midstream Operating LP	2.500	12-01-17	340,000	344,075

DCP Midstream Operating LP	3.875	03-15-23	185,000	181,797

Energy Transfer Partners LP	5.200	02-01-22	110,000	121,316

Energy Transfer Partners LP	9.700	03-15-19	340,000	453,838

Enterprise Products Operating LLC	6.500	01-31-19	895,000	1,094,324

Enterprise Products Operating LLC	6.650	04-15-18	565,000	689,978

Hess Corp.	8.125	02-15-19	500,000	644,148

Kerr-McGee Corp.	6.950	07-01-24	460,000	567,803

Kinder Morgan Energy Partners LP	7.750	03-15-32	115,000	150,417

Lukoil International Finance BV (S)	3.416	04-24-18	590,000	590,000

NuStar Logistics LP	8.150	04-15-18	209,000	236,907

ONEOK Partners LP	6.150	10-01-16	295,000	341,377

Petrobras Global Finance BV	4.375	05-20-23	320,000	308,811

Petrohawk Energy Corp.	6.250	06-01-19	470,000	528,750

Petroleos Mexicanos	4.875	01-24-22	225,000	239,625

Suncor Energy, Inc.	6.100	06-01-18	285,000	339,353

TransCanada Pipelines, Ltd. (6.350%
to 5-15-17, then 3 month LIBOR
+ 2.210%)	6.350	05-15-67	470,000	503,338

Williams Partners LP	5.250	03-15-20	535,000	602,679

Financials 16.0%				38,955,991

Capital Markets 2.8%

Jefferies Group, Inc.	6.875	04-15-21	715,000	833,154

Jefferies Group, Inc.	8.500	07-15-19	205,000	259,325

Macquarie Bank, Ltd. (S)	6.625	04-07-21	305,000	341,819

Macquarie Group, Ltd. (S)	6.000	01-14-20	225,000	245,968

Morgan Stanley	4.100	05-22-23	505,000	484,561

Morgan Stanley	5.500	01-26-20	395,000	445,905

Morgan Stanley	5.550	04-27-17	440,000	491,783

14	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Capital Markets (continued)

Morgan Stanley	5.750	01-25-21	$675,000	$770,122

Morgan Stanley	7.300	05-13-19	785,000	962,660

The Goldman Sachs Group, Inc.	5.250	07-27-21	965,000	1,076,418

The Goldman Sachs Group, Inc.	5.750	01-24-22	865,000	991,509

Commercial Banks 3.1%

Abbey National Treasury Services PLC	4.000	04-27-16	470,000	503,168

Banco de Credito del Peru (S)	4.250	04-01-23	224,000	219,520

Barclays Bank PLC	6.750	05-22-19	540,000	665,811

Barclays Bank PLC (S)	10.179	06-12-21	210,000	279,254

First Horizon National Corp.	5.375	12-15-15	845,000	923,402

ICICI Bank, Ltd. (S)	4.700	02-21-18	320,000	336,274

ICICI Bank, Ltd. (S)	5.750	11-16-20	305,000	331,079

Nordea Bank AB (S)	3.125	03-20-17	540,000	570,361

PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month
LIBOR + 3.040%) (Q)	4.850	06-01-23	270,000	267,975

Regions Financial Corp.	7.750	11-10-14	57,000	61,998

Royal Bank of Scotland Group PLC	6.125	12-15-22	135,000	139,260

Royal Bank of Scotland Group PLC	6.400	10-21-19	270,000	319,510

Santander Holdings USA, Inc.	4.625	04-19-16	70,000	74,902

Sberbank of Russia (S)	6.125	02-07-22	300,000	330,750

SunTrust Banks, Inc.	3.500	01-20-17	590,000	628,503

Swedbank AB (S)	2.125	09-29-17	370,000	375,017

U.S. Bancorp	3.442	02-01-16	500,000	527,874

VTB Bank OJSC (9.500% to 12-6-22, then
10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	200,000	214,500

Wachovia Bank NA	5.850	02-01-37	235,000	277,557

Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) (Q)	7.980	03-15-18	545,000	638,331

Consumer Finance 0.5%

Capital One Financial Corp.	4.750	07-15-21	405,000	452,558

Discover Bank	7.000	04-15-20	280,000	339,471

Discover Financial Services	5.200	04-27-22	375,000	413,373

Diversified Financial Services 3.8%

Bank of America Corp.	3.300	01-11-23	225,000	218,292

Bank of America Corp.	5.000	05-13-21	560,000	621,008

Bank of America Corp.	5.700	01-24-22	310,000	356,424

Bank of America Corp.	6.500	08-01-16	200,000	228,711

Bank of America NA	5.300	03-15-17	125,000	138,739

Citigroup, Inc.	8.500	05-22-19	400,000	524,475

General Electric Capital Corp. (P)	0.755	08-15-36	360,000	292,142

General Electric Capital Corp.	4.375	09-16-20	220,000	240,834

General Electric Capital Corp.	5.550	05-04-20	680,000	797,207

General Electric Capital Corp.	5.875	01-14-38	70,000	80,053

General Electric Capital Corp. (7.125%
until 6-15-22, then 3 month LIBOR
+ 5.296%) (Q)	7.125	06-15-22	500,000	585,000

International Lease Finance Corp. (S)	7.125	09-01-18	220,000	259,325

See notes to financial statements	Annual report | Investment Grade Bond Fund	15

		Maturity
	Rate (%)	date	Par value	Value
Diversified Financial Services 3.8%

JPMorgan Chase & Company	4.625	05-10-21	$745,000	$820,964

JPMorgan Chase & Company (7.900%
to 4-30-18, then 3 month LIBOR +
3.470%) (Q)	7.900	04-30-18	390,000	455,325

Merrill Lynch & Company, Inc.	6.875	04-25-18	510,000	607,970

Merrill Lynch & Company, Inc.	7.750	05-14-38	410,000	514,257

Rabobank Nederland NV (11.000%
to 6-30-19, then 3 month LIBOR +
10.868%) (Q)(S)	11.000	06-30-19	904,000	1,211,360

The Bear Stearns Companies LLC	7.250	02-01-18	435,000	531,944

UBS AG	7.625	08-17-22	360,000	410,952

USB Realty Corp. (P)(Q)(S)	1.424	01-15-17	300,000	267,750

Insurance 3.1%

Aflac, Inc.	8.500	05-15-19	330,000	439,639

American International Group, Inc.	8.250	08-15-18	445,000	565,955

Aon PLC	4.250	12-12-42	205,000	192,310

AXA SA	8.600	12-15-30	280,000	361,629

CNA Financial Corp.	5.875	08-15-20	240,000	281,441

CNA Financial Corp.	7.250	11-15-23	420,000	528,574

Hartford Financial Services Group, Inc.	5.500	03-30-20	150,000	174,562

Hartford Financial Services Group, Inc.	6.000	01-15-19	71,000	83,737

Liberty Mutual Group, Inc. (S)	5.000	06-01-21	535,000	583,070

Lincoln National Corp.	8.750	07-01-19	265,000	353,211

Lincoln National Corp. (6.050% to 4-20-17,
then 3 month LIBOR + 2.040%)	6.050	04-20-67	320,000	326,400

Lincoln National Corp. (7.000% to 5-17-16,
then 3 month LIBOR + 2.358%)	7.000	05-17-66	110,000	114,400

MetLife, Inc.	6.400	12-15-36	270,000	305,100

Nippon Life Insurance Company (P)(S)	5.000	10-18-42	255,000	261,370

Pacific LifeCorp. (S)	6.000	02-10-20	155,000	175,519

Prudential Financial, Inc.	4.500	11-15-20	540,000	600,872

Prudential Financial, Inc. (P)	5.200	03-15-44	90,000	91,350

Prudential Financial, Inc. (5.875%
to 9-15-22, then 3 month LIBOR
+ 4.175%)	5.875	09-15-42	355,000	383,844

Teachers Insurance & Annuity
Association of America (S)	6.850	12-16-39	380,000	501,245

The Chubb Corp. (6.375% until 4-15-17,
then 3 month LIBOR + 2.250%)	6.375	03-29-67	310,000	348,750

The Hanover Insurance Group, Inc.	6.375	06-15-21	95,000	108,324

Unum Group	5.625	09-15-20	145,000	165,227

Unum Group	7.125	09-30-16	275,000	319,083

WR Berkley Corp.	5.375	09-15-20	230,000	256,061

Real Estate Investment Trusts 2.7%

BioMed Realty LP	6.125	04-15-20	80,000	92,913

Boston Properties LP	3.700	11-15-18	150,000	163,157

Brandywine Operating Partnership LP	7.500	05-15-15	255,000	284,763

DDR Corp.	4.625	07-15-22	75,000	80,254

DDR Corp.	7.875	09-01-20	95,000	121,081

Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	510,000	583,912

16	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Real Estate Investment Trusts (continued)

HCP, Inc.	5.375	02-01-21	$200,000	$230,029

Health Care REIT, Inc.	4.125	04-01-19	340,000	367,179

Health Care REIT, Inc.	4.950	01-15-21	155,000	171,304

Health Care REIT, Inc.	6.125	04-15-20	665,000	782,105

Healthcare Realty Trust, Inc.	6.500	01-17-17	345,000	393,221

Highwoods Realty LP	5.850	03-15-17	570,000	635,829

Host Hotels & Resorts LP	3.750	10-15-23	135,000	132,253

ProLogis International Funding II (S)	4.875	02-15-20	150,000	153,031

ProLogis LP	4.500	08-15-17	45,000	49,052

ProLogis LP	6.250	03-15-17	385,000	439,588

ProLogis LP	7.625	08-15-14	200,000	216,720

SL Green Realty Corp.	7.750	03-15-20	215,000	263,277

Ventas Realty LP	2.700	04-01-20	180,000	171,522

Ventas Realty LP	4.000	04-30-19	275,000	297,406

Ventas Realty LP	4.750	06-01-21	535,000	585,287

WEA Finance LLC (S)	6.750	09-02-19	215,000	264,031

Health Care 0.8%				2,038,448

Health Care Providers & Services 0.4%

Medco Health Solutions, Inc.	7.125	03-15-18	385,000	473,517

WellPoint, Inc.	7.000	02-15-19	540,000	665,043

Pharmaceuticals 0.4%

Hospira, Inc.	6.050	03-30-17	320,000	353,521

Mylan, Inc. (S)	7.875	07-15-20	470,000	546,367

Industrials 3.1%				7,490,825

Aerospace & Defense 0.4%

Embraer Overseas, Ltd.	6.375	01-15-20	340,000	391,340

Textron, Inc.	5.600	12-01-17	340,000	379,773

Textron, Inc.	7.250	10-01-19	215,000	261,474

Airlines 1.4%

Air Canada 2013-1 Class A Pass Through
Trust (S)	4.125	05-15-25	100,000	102,375

Continental Airlines 1997-4 Class A Pass
Through Trust	6.900	01-02-18	272,213	296,712

Continental Airlines 1998-1 Class A Pass
Through Trust	6.648	09-15-17	79,269	86,110

Continental Airlines 1999-1 Class A Pass
Through Trust	6.545	02-02-19	126,424	141,911

Continental Airlines 2007-1 Class A Pass
Through Trust	5.983	04-19-22	337,740	383,335

Continental Airlines 2010-1 Class A Pass
Through Trust	4.750	01-12-21	96,935	106,386

Delta Air Lines 2007-1 Class A Pass
Through Trust	6.821	08-10-22	509,173	593,849

Delta Air Lines 2010-1 Class A Pass
Through Trust	6.200	07-02-18	128,729	144,177

Delta Air Lines 2011-1 Class A Pass
Through Trust	5.300	04-15-19	217,015	242,514

Hawaiian Airlines 2013-1 Class A Pass
Through Certificates	3.900	01-15-26	205,000	203,463

See notes to financial statements	Annual report | Investment Grade Bond Fund	17

		Maturity
	Rate (%)	date	Par value	Value
Airlines (continued)

Northwest Airlines 2002-1 Class G-2
Pass Through Trust	6.264	11-20-21	$98,460	$105,017

Northwest Airlines 2007-1 Class A Pass
Through Trust	7.027	11-01-19	234,847	263,029

US Airways 2012-1 Class A Pass
Through Trust	5.900	10-01-24	134,757	150,591

US Airways 2012-2 Class A Pass
Through Trust	4.625	06-03-25	400,000	411,000

Building Products 0.3%

Voto-Votorantim Overseas Trading
Operations NV (S)	6.625	09-25-19	285,000	324,900

Voto-Votorantim, Ltd. (S)	6.750	04-05-21	285,000	324,900

Commercial Services & Supplies 0.1%

The ADT Corp.	2.250	07-15-17	280,000	280,457

Industrial Conglomerates 0.4%

General Electric Company	4.125	10-09-42	175,000	167,465

KOC Holding AS (S)	3.500	04-24-20	300,000	285,600

Odebrecht Finance, Ltd. (S)	7.125	06-26-42	400,000	428,000

Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	120,000	126,840

Road & Rail 0.3%

Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	355,564

Penske Truck Leasing Company LP (S)	3.750	05-11-17	355,000	378,967

Trading Companies & Distributors 0.2%

Air Lease Corp.	4.500	01-15-16	75,000	76,875

Air Lease Corp.	6.125	04-01-17	145,000	156,238

Glencore Funding LLC (S)	4.125	05-30-23	325,000	321,963

Information Technology 0.3%				664,436

IT Services 0.2%

Fiserv, Inc.	4.625	10-01-20	325,000	346,454

Office Electronics 0.1%

Xerox Corp.	5.625	12-15-19	280,000	317,982

Materials 2.2%				5,233,899

Chemicals 0.8%

Braskem Finance, Ltd. (S)	7.000	05-07-20	455,000	509,600

CF Industries, Inc.	7.125	05-01-20	490,000	608,605

Incitec Pivot Finance LLC (S)	6.000	12-10-19	215,000	250,583

LyondellBasell Industries NV	5.000	04-15-19	580,000	655,271

Metals & Mining 0.8%

Allegheny Technologies, Inc.	5.950	01-15-21	100,000	109,989

Allegheny Technologies, Inc.	9.375	06-01-19	320,000	403,632

ArcelorMittal	10.350	06-01-19	240,000	297,000

Barrick Gold Corp. (S)	4.100	05-01-23	295,000	280,853

Gerdau Trade, Inc. (S)	4.750	04-15-23	200,000	196,471

Xstrata Finance Canada, Ltd. (S)	3.600	01-15-17	540,000	565,752

18	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Paper & Forest Products 0.6%

Georgia-Pacific LLC	7.250	06-01-28	$130,000	$167,161

International Paper Company	7.950	06-15-18	360,000	458,052

International Paper Company	9.375	05-15-19	255,000	345,919

Westvaco Corp.	7.950	02-15-31	315,000	385,011

Telecommunication Services 2.7%				6,468,111

Diversified Telecommunication Services 2.2%

American Tower Corp.	4.700	03-15-22	320,000	340,301

BellSouth Corp.	6.550	06-15-34	250,000	288,390

BellSouth Telecommunications, Inc.	6.300	12-15-15	177,973	184,891

CenturyLink, Inc.	6.450	06-15-21	380,000	407,550

CenturyLink, Inc.	7.600	09-15-39	220,000	220,000

Crown Castle Towers LLC (S)	4.883	08-15-20	940,000	1,045,321

Crown Castle Towers LLC (S)	6.113	01-15-20	420,000	497,183

GTP Acquisition Partners I LLC (S)	2.364	05-15-18	460,000	452,071

Qwest Corp.	6.750	12-01-21	595,000	684,469

Telecom Italia Capital SA	6.999	06-04-18	285,000	330,951

Telecom Italia Capital SA	7.200	07-18-36	220,000	228,144

Telefonica Emisiones SAU	6.421	06-20-16	575,000	643,338

Wireless Telecommunication Services 0.5%

SBA Tower Trust (S)	2.933	12-15-17	320,000	326,626

SBA Tower Trust (S)	3.598	04-15-18	310,000	310,585

SBA Tower Trust (S)	5.101	04-17-17	280,000	308,952

Verizon New York, Inc.	7.000	12-01-33	195,000	199,339

Utilities 2.2%				5,436,686

Electric Utilities 1.4%

Beaver Valley II Funding Corp.	9.000	06-01-17	348,000	355,520

Commonwealth Edison Company	5.800	03-15-18	225,000	266,382

Electricite de France SA (5.250% to
1-29-23, then 10 Year Swap Rate
+ 3.709%) (Q)(S)	5.250	01-29-23	180,000	180,675

FirstEnergy Corp.	4.250	03-15-23	480,000	473,881

FPL Energy National Wind LLC (S)	5.608	03-10-24	122,470	114,524

Israel Electric Corp., Ltd. (S)	7.250	01-15-19	400,000	451,879

NextEra Energy Capital Holdings, Inc.
(6.650% to 6-15-17, then 3 month
LIBOR + 2.125%)	6.650	06-15-67	145,000	155,875

Oncor Electric Delivery Company LLC	5.000	09-30-17	300,000	340,144

PNPP II Funding Corp.	9.120	05-30-16	71,000	73,699

PPL Capital Funding, Inc.	1.900	06-01-18	135,000	134,674

PPL WEM Holdings PLC (S)	3.900	05-01-16	360,000	381,314

Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) (Q)	6.250	02-01-22	260,000	291,200

W3A Funding Corp.	8.090	01-02-17	156,571	159,888

Independent Power Producers & Energy Traders 0.3%

Constellation Energy Group, Inc.	5.150	12-01-20	265,000	300,281

Exelon Generation Company LLC	4.250	06-15-22	345,000	357,810

Exelon Generation Company LLC	5.600	06-15-42	165,000	174,906

See notes to financial statements	Annual report | Investment Grade Bond Fund	19

		Maturity
	Rate (%)	date	Par value	Value
Multi-Utilities 0.5%

Integrys Energy Group, Inc. (6.110%
to 12-1-16, then 3 month LIBOR
+ 2.120%)	6.110	12-01-66	$555,000	$588,578

Wisconsin Energy Corp. (6.250%
to 5-15-17, then 3 month LIBOR
+ 2.113%)	6.250	05-15-67	585,000	635,456

Municipal Bonds 0.8%				$1,951,732

(Cost $1,757,870)

State of Illinois, GO	5.100	06-01-33	280,000	282,142

University of Texas	4.794	08-15-46	1,500,000	1,669,590

Collateralized Mortgage Obligations 18.9%				$45,821,024

(Cost $44,237,108)

Commercial & Residential 11.1%				26,804,750

Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01-14-29	470,000	544,356

Banc of America Commercial Mortgage Trust, Inc.
Series 2006-2, Class AM (P)	5.764	05-10-45	355,000	393,570
Series 2006-4, Class AM	5.675	07-10-46	675,000	755,426
Series 2006-3, Class A4 (P)	5.889	07-10-44	620,000	693,793

Bear Stearns Alt-A Trust
Series 2004-12, Class 1A1 (P)	0.893	01-25-35	425,392	420,299

Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1	5.250	10-25-34	362,692	377,795

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.219	07-15-44	185,000	189,461

Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 (P)	5.800	12-10-49	820,000	949,758
Series 2012-CR2, Class XA IO	1.960	08-15-45	2,829,692	349,232
Series 2012-CR5, Class XA IO	1.944	12-10-45	4,079,279	485,752
Series 2012-LC4, Class B (P)	4.934	12-10-44	290,000	321,387
Series 2012-LC4, Class C (P)	5.648	12-10-44	555,000	632,738

Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class C (S)	4.270	05-05-27	245,000	253,869
Series 2012-FBLU, Class D (S)	5.007	05-05-27	365,000	376,568

GMAC Mortgage Corp. Loan Trust
Series 2004-AR2, Class 3A (P)	3.551	08-19-34	415,660	408,260

Greenwich Capital Commercial
Funding Corp.
Series 2006-GG7, Class AM (P)	5.860	07-10-38	530,000	588,661

GS Mortgage Securities Corp. II
Series 2013-KYO, Class D (P)(S)	2.798	11-08-29	480,000	486,013

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.654	09-25-35	656,769	653,880
Series 2004-9, Class B1 (P)	3.191	08-25-34	293,096	159,212
Series 2006-AR1, Class 3A1 (P)	2.992	01-25-36	404,962	357,015

HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.059	08-19-45	1,580,311	85,016
Series 2005-2, Class X IO	2.260	05-19-35	6,629,870	452,749
Series 2005-8, Class 1X IO	2.199	09-19-35	1,627,907	130,392

20	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
Commercial & Residential (continued)

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.988	10-25-36	$4,061,329	$320,683
Series 2005-AR18, Class 2X IO	1.636	10-25-36	5,148,682	250,397

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5, Class AM (P)	5.243	12-15-44	930,000	1,012,710
Series 2006-LDP7, Class AM (P)	5.861	04-15-45	565,000	628,560
Series 2006-LDP9, Class AM	5.372	05-15-47	870,000	940,349
Series 2007-CB18, Class A4	5.440	06-12-47	875,000	984,325
Series 2007-LD12, Class AM (P)	6.001	02-15-51	765,000	867,269
Series 2007-LDPX Class AM (P)	5.464	01-15-49	825,000	877,337
Series 2012-HSBC,Class XA IO (S)	1.431	07-05-32	2,845,000	316,267
Series 2012-PHH, Class D (P)(S)	3.467	10-15-25	225,000	228,296
Series 2013-JWRZ, Class D (P)(S)	3.184	04-15-30	385,000	392,610

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	800,000	895,898

Merrill Lynch Mortgage Investors Trust
Series 2007-3, Class M1 (P)	3.393	09-25-37	111,679	56,179
Series 2007-3, Class M2 (P)	3.393	09-25-37	44,462	4,473
Series 2007-3, Class M3 (P)	3.393	09-25-37	13,777	422

Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C7, Class C (P)	4.189	02-15-46	195,000	197,764

Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AM	5.360	11-12-41	515,000	569,678
Series 2006-HQ8, Class AM (P)	5.465	03-12-44	705,000	776,244
Series 2007-IQ13, Class A4	5.364	03-15-44	775,000	872,556

Morgan Stanley Mortgage Loan Trust
Series 2004-11, Class 1A2A (P)	0.503	01-25-35	1,088,269	1,059,320

MortgageIT Trust
Series 2005-2, Class 1A2 (P)	0.523	05-25-35	426,000	410,919

Motel 6 Trust
Series 2012-MTL6, Class D (S)	3.781	10-05-25	810,000	802,405

Springleaf Mortgage Loan Trust
Series 2012-2A, Class A (P)(S)	2.220	10-25-57	335,149	346,912
Series 2012-3A, Class M1 (P)(S)	2.660	12-25-59	220,000	223,202

Structured Asset Securities Corp.
Series 2003-6A, Class B1 (P)	2.618	03-25-33	171,235	122,411

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.793	03-25-44	466,936	471,277

UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	320,000	343,956
Series 2012-C1, Class C (P)(S)	5.535	05-10-45	215,000	238,019

UBS-Barclays Commercial
Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.813	05-10-63	3,889,199	393,513

Wachovia Bank Commercial
Mortgage Trust
Series 2007-C31, Class AM (P)	5.591	04-15-47	245,000	270,544

WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class X IO	1.502	01-25-45	9,239,994	481,272
Series 2005-AR8, Class X IO	1.625	07-25-45	7,796,682	476,769

Wells Fargo Mortgage Backed
Securities Trust
Series 2005-AR5, Class 1A1 (P)	2.669	04-25-35	312,955	311,266

WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.275	11-15-45	4,298,837	595,746

See notes to financial statements	Annual report | Investment Grade Bond Fund	21

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency 7.8%				$19,016,274

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	$2,971,120	428,173
Series 290, Class IO	3.500	11-15-32	2,978,863	592,972
Series 3581, Class IO	6.000	10-15-39	213,393	28,982
Series 3623, Class LI IO	4.500	01-15-25	190,365	14,217
Series 3630, Class BI IO	4.000	05-15-27	72,653	2,517
Series 3794, Class PI IO	4.500	02-15-38	478,400	49,684
Series 3830, Class NI IO	4.500	01-15-36	2,801,512	331,870
Series 3833, Class LI IO	2.118	10-15-40	2,380,532	165,013
Series 3908, Class PA	4.000	06-15-39	502,506	531,437
Series 3956, Class DJ	3.250	10-15-36	1,665,251	1,705,448
Series 4030, Class BI IO	5.000	01-15-42	551,366	101,434
Series 4060, Class HC	3.000	03-15-41	925,902	974,975
Series 4065, Class QA	3.000	08-15-41	659,622	687,896
Series 4068, Class BH	3.000	06-15-40	833,658	862,977
Series 4074, Class PA	3.000	05-15-41	952,903	987,965
Series 4088, Class CA	3.000	03-15-42	965,536	1,009,239
Series 4136, Class IH IO	3.500	09-15-27	2,503,488	388,435
Series K017, Class X1 IO	1.452	12-25-21	2,239,477	215,203
Series K018, Class X1 IO	1.462	01-25-22	2,880,568	278,513
Series K021, Class X1 IO	1.514	06-25-22	675,263	72,757
Series K022, Class X1 IO	1.308	07-25-22	5,304,665	497,652
Series K707, Class X1 IO	1.558	12-25-18	1,960,956	146,987
Series K708, Class X1 IO	1.512	01-25-19	4,454,625	333,326
Series K709, Class X1 IO	1.545	03-25-19	2,639,820	203,987
Series K710, Class X1 IO	1.784	05-25-19	2,023,485	184,064
Series K711, Class X1 IO	1.711	07-25-19	7,148,305	634,748

Federal National Mortgage Association
Series 2009-109, Class IW IO	4.500	04-25-38	283,732	22,113
Series 2009-50, Class GI IO	5.000	05-25-39	508,915	56,598
Series 2009-78, Class IB IO	5.000	06-25-39	676,982	64,545
Series 2010-14, Class AI IO	4.000	08-25-27	195,392	6,750
Series 2010-3, Class LI IO	5.000	02-25-25	2,842,328	240,336
Series 2010-36, Class BI IO	4.000	03-25-28	206,308	8,913
Series 2010-68, Class CI IO	5.000	11-25-38	592,090	64,064
Series 2011-146, Class MA	3.500	08-25-41	891,598	950,907
Series 2012-118, Class IB IO	3.500	11-25-42	1,238,744	284,578
Series 2012-120, Class PA	3.500	10-25-42	773,334	817,871
Series 2012-137, Class QI IO	3.000	12-25-27	2,545,276	363,055
Series 2012-137, Class WI IO	3.500	12-25-32	1,800,862	357,157
Series 2012-19, Class JA	3.500	03-25-41	1,471,913	1,587,127
Series 2012-67, Class KG	3.500	02-25-41	305,512	334,134
Series 2012-98, Class JP	3.500	03-25-42	945,721	1,020,500
Series 398, Class C3 IO	4.500	05-25-39	238,779	28,156
Series 401, Class C2 IO	4.500	06-25-39	207,480	26,451
Series 402, Class 3 IO	4.000	11-25-39	342,893	49,605
Series 402, Class 4 IO	4.000	10-25-39	546,593	55,031
Series 402, Class 7 IO	4.500	11-25-39	546,578	60,756
Series 407, Class 15 IO	5.000	01-25-40	568,783	69,281
Series 407, Class 16 IO	5.000	01-25-40	105,770	11,953
Series 407, Class 17 IO	5.000	01-25-40	105,639	13,288
Series 407, Class 21 IO	5.000	01-25-39	353,190	41,174
Series 407, Class 7 IO	5.000	03-25-41	446,448	70,224
Series 407, Class 8 IO	5.000	03-25-41	220,273	31,131
Series 407, Class C6 IO	5.500	01-25-40	1,227,152	212,638

22	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value	Value
U.S. Government Agency (continued)

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	$536,096	$29,775
Series 2012-114, Class IO	1.028	01-16-53	1,674,899	161,574
Series 2013-42, Class IO	3.500	03-20-43	959,376	135,758
Series 2013-42, Class YI IO	3.500	03-20-43	2,953,463	410,360

Asset Backed Securities 4.3%				$10,426,489

(Cost $9,711,879)

Asset Backed Securities 4.3%				10,426,489

Aegis Asset Backed Securities Trust
Series 2004-3, Class A1 (P)	0.553	09-25-34	237,422	233,288

Ameriquest Mortgage Securities, Inc.
Series 2005-R1, Class M1 (P)	0.643	03-25-35	315,492	310,731
Series 2005-R3, Class M2 (P)	0.663	05-25-35	405,000	377,337

Argent Securities, Inc.
Series 2004-W6, Class M1 (P)	0.743	05-25-34	306,172	300,432

Asset Backed Funding Certificates
Series 2005-HE1, Class M1 (P)	0.613	03-25-35	294,817	284,174

Bayview Financial Acquisition Trust
Series 2006-A, Class 2A3 (P)	0.543	02-28-41	140,213	139,091

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.433	07-25-36	606,515	564,649

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.643	05-25-35	197,510	191,682

CKE Restaurant Holdings, Inc. (S)
Series 2013-1A, Class A2	4.474	03-20-43	740,000	774,047

Credit-Based Asset Servicing and
Securitization LLC
Series 2005-CB2, Class M1 (P)	0.633	04-25-36	412,782	405,022

CSMC Trust
Series 2006-CF2, Class M1 (P)(S)	0.663	05-25-36	470,000	454,542

Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01-25-42	878,219	974,234

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.653	11-25-35	485,000	456,378

Home Equity Asset Trust
Series 2005-5, Class M1 (P)	0.673	11-25-35	355,000	347,193
Series 2005-6, Class M1 (P)	0.663	12-25-35	265,000	259,763

Leaf Receivables Funding 6 LLC
Series 2011-1, Class A (S)	1.700	12-20-18	10,433	10,433

Mastr Asset Backed Securities Trust
Series 2007-HE2, Class A2 (P)	0.893	08-25-37	138,331	134,412

Merrill Lynch Mortgage Investors, Inc.
Series 2005-WMC1, Class M1 (P)	0.943	09-25-35	152,899	143,297

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.643	03-25-35	240,000	232,428
Series 2005-3, Class M1 (P)	0.673	07-25-35	195,000	191,893

NovaStar Home Equity Loan
Series 2004-4, Class M3 (P)	1.273	03-25-35	449,303	448,382

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.823	02-25-35	500,207	499,455
Series 2005-WCH1, Class M2 (P)	0.713	01-25-36	489,722	480,308

See notes to financial statements	Annual report | Investment Grade Bond Fund	23

		Maturity
	Rate (%)	date	Par value	Value
Asset Backed Securities (continued)

People’s Choice Home Loan
Securities Trust
Series 2005-1, Class M3 (P)	1.063	01-25-35	$385,000	$381,503

RAMP Trust
Series 2005-RS3, Class M1 (P)	0.613	03-25-35	255,000	239,810

Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3	4.499	08-25-35	106,619	106,927
Series 2005-2, Class AF4	4.934	08-25-35	420,000	409,098

Sonic Capital LLC
Series 2011-1A, Class A2 (S)	5.438	05-20-41	337,650	372,802

Westgate Resorts LLC
Series 2012-3A, Class A (S)	2.500	03-20-25	345,277	347,651
Series 2012-3A, Class B (S)	4.500	03-20-25	103,999	105,527
Series 2013-1A, Class B	3.750	08-20-25	250,000	250,000

Foreign Government Obligations 0.1%				$235,663

(Cost $219,333)

South Korea 0.1%				235,663

Korea Development Bank	4.000	09-09-16	220,000	235,663

Capital Preferred Securities 1.1%				$2,550,808

(Cost $2,332,806)

Financials 1.1%				2,550,808

Capital Markets 0.3%

State Street Capital Trust IV (P)	1.280	06-15-37	695,000	585,538

Commercial Banks 0.4%

Allfirst Preferred Capital Trust (P)	1.777	07-15-29	205,000	168,100

Fifth Third Capital Trust IV (6.500% to 4-15-17
then 3 month LIBOR + 1.368%)	6.500	04-15-37	595,000	596,488

PNC Financial Services Group, Inc. (6.750% to
8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	135,000	154,744

Insurance 0.4%

MetLife Capital Trust IV (7.875% to 12-15-37
then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	95,000	119,938

MetLife Capital Trust X (9.250% to 4-8-38,
then 3 month LIBOR + 5.540%) (S)	9.250	04-08-38	250,000	353,750

ZFS Finance USA Trust II (6.450% to 6-15-16,
then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	330,000	359,700

ZFS Finance USA Trust V (6.500% to 5-9-17,
then 3 month LIBOR + 2.285%) (S)	6.500	05-09-37	195,000	212,550

			Shares	Value

Preferred Securities 0.6%				$1,456,012

(Cost $1,361,069)

Financials 0.4%				961,062

Commercial Banks 0.4%

PNC Financial Services Group, Inc. (6.125% to 5-1-22,
then 3 month LIBOR + 4.067%), 6.125%			15,450	421,167

U.S. Bancorp (6.000% to 4-15-17, then 3 month
LIBOR + 4.861%), 6.000%			12,325	330,310

Wells Fargo & Company, Series L, 7.500%			167	209,585

24	Investment Grade Bond Fund | Annual report	See notes to financial statements

		Shares	Value
Industrials 0.1%			$286,494

Aerospace & Defense 0.1%

United Technologies Corp., 7.500%		4,748	286,494

Utilities 0.1%			208,456

Electric Utilities 0.1%

Duke Energy Corp., 5.125%		8,365	208,456

	Yield (%)		Value
Securities Lending Collateral 0.1%			$105,365

(Cost $105,367)

John Hancock Collateral Investment Trust (W)	0.128 (Y)	10,528	105,365

		Par value	Value
Short-Term Investments 1.5%			$3,731,000

(Cost $3,731,000)

Repurchase Agreement 1.5%			3,731,000

Repurchase Agreement with State Street Corp. dated 5-31-13 at
0.010% to be repurchased at $3,731,003 on 6-3-13, collateralized by $3,825,000 U.S. Treasury Note 0.625% due 5-31-17 (valued at
$3,806,173, including interest)		$3,731,000	3,731,000

Total investments (Cost $235,286,536)† 100.1%			$242,877,749

Other assets and liabilities, net (0.1%)			($156,609)

Total net assets 100.0%			$242,721,140

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.

(C) Security purchased on a when-issued or delayed delivery basis.

(L) A portion of this security is on loan as of 5-31-13.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(W) Investment is an affiliate of the Fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 5-31-13.

† At May 31, 2013, the aggregate cost of investment securities for federal income tax purposes was $236,120,760. Net unrealized appreciation aggregated $6,756,989, of which $10,290,911 related to appreciated investment securities and $3,533,922 related to depreciated investment securities.

See notes to financial statements	Annual report | Investment Grade Bond Fund	25

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $235,181,169) including
$100,212 of securities loaned	$242,772,384
Investments in affiliated issuers, at value (Cost $105,367)	105,365

Total investments, at value (Cost $235,286,536)	242,877,749
Cash	615
Cash held at broker for futures contracts	97,538
Receivable for investments sold	181,417
Receivable for fund shares sold	862,485
Dividends and interest receivable	1,951,476
Receivable for securities lending income	67
Other receivables and prepaid expenses	47,090

Total assets	246,018,437

Liabilities

Payable for investments purchased	56,811
Payable for delayed delivery securities purchased	2,277,178
Payable for fund shares repurchased	637,621
Payable upon return of securities loaned	105,368
Payable for futures variation margin	7,969
Distributions payable	48,865
Payable to affiliates
Accounting and legal services fees	8,217
Transfer agent fees	32,724
Distribution and service fees	39,515
Trustees’ fees	11,204
Other liabilities and accrued expenses	71,825

Total liabilities	3,297,297

Net assets	$242,721,140

Net assets consist of

Paid-in capital	$234,182,635
Undistributed net investment income	130,901
Accumulated net realized gain (loss) on investments and futures contracts	875,806
Net unrealized appreciation (depreciation) on investments and
futures contracts	7,531,798

Net assets	$242,721,140

26	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($183,409,109 ÷ 17,093,862 shares)[1]	$10.73
Class B ($12,042,891 ÷ 1,122,242 shares)[1]	$10.73
Class C ($33,624,993 ÷ 3,133,382 shares)[1]	$10.73
Class I ($13,644,147 ÷ 1,271,467 shares)	$10.73

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$11.24

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Investment Grade Bond Fund	27

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$8,182,816
Dividends	63,670
Securities lending	1,310

Total investment income	8,247,796

Expenses

Investment management fees	920,832
Distribution and service fees	892,710
Accounting and legal services fees	46,740
Transfer agent fees	406,679
Trustees’ fees	12,069
State registration fees	81,349
Printing and postage	27,653
Professional fees	58,546
Custodian fees	31,725
Registration and filing fees	27,445
Other	9,839

Total expenses	2,515,587

Net investment income	5,732,209

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	3,626,913
Investments in affiliated issuers	505
Futures contracts	(148,543)

3,478,875
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	653,231
Investments in affiliated issuers	(2)
Futures contracts	(59,415)

593,814

Net realized and unrealized gain	4,072,689

Increase in net assets from operations	$9,804,898

28	Investment Grade Bond Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-13	5-31-12

Increase (decrease) in net assets

From operations
Net investment income	$5,732,209	$6,027,993
Net realized gain	3,478,875	2,687,301
Change in net unrealized appreciation (depreciation)	593,814	1,592,815

Increase in net assets resulting from operations	9,804,898	10,308,109

Distributions to shareholders
From net investment income
Class A	(5,841,314)	(5,523,990)
Class B	(317,398)	(283,854)
Class C	(942,402)	(972,215)
Class I	(504,652)	(386,262)
From net realized gain
Class A	(384,234)	(153,356)
Class B	(26,393)	(9,899)
Class C	(76,726)	(35,809)
Class I	(37,741)	(11,361)

Total distributions	(8,130,860)	(7,376,746)

From Fund share transactions	37,480,291	42,424,031

Total increase	39,154,329	45,355,394

Net assets

Beginning of year	203,566,811	158,211,417

End of year	$242,721,140	$203,566,811

Undistributed net investment income	$130,901	$212,521

See notes to financial statements	Annual report | Investment Grade Bond Fund	29

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$10.62	$10.48	$10.01	$8.95	$9.53
Net investment income[1]	0.28	0.34	0.39	0.51	0.49
Net realized and unrealized gain (loss) on investments	0.22	0.22	0.52	1.07	(0.58)
Total from investment operations	0.50	0.56	0.91	1.58	(0.09)
Less distributions
From net investment income	(0.37)	(0.41)	(0.44)	(0.52)	(0.49)
From net realized gain	(0.02)	(0.01)	—	—	—
Total distributions	(0.39)	(0.42)	(0.44)	(0.52)	(0.49)
Net asset value, end of period	$10.73	$10.62	$10.48	$10.01	$8.95
Total return (%)[2,3]	4.80	5.45	9.29	17.99	(0.73)

Ratios and supplemental data

Net assets, end of period (in millions)	$183	$150	$123	$121	$99
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	1.00	0.97	1.08	1.20[4]
Expenses net of fee waivers	0.96	0.98	0.96	1.08	1.20[4]
Expenses net of fee waivers and credits	0.96	0.98	0.96	1.07	1.20[4]
Net investment income	2.62	3.29	3.82	5.22	5.53
Portfolio turnover (%)	70	85	105	87	109

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS B SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$10.62	$10.48	$10.01	$8.95	$9.53
Net investment income[1]	0.20	0.26	0.32	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.22	0.22	0.52	1.07	(0.58)
Total from investment operations	0.42	0.48	0.84	1.51	(0.16)
Less distributions
From net investment income	(0.29)	(0.33)	(0.37)	(0.45)	(0.42)
From net realized gain	(0.02)	(0.01)	—	—	—
Total distributions	(0.31)	(0.34)	(0.37)	(0.45)	(0.42)
Net asset value, end of period	$10.73	$10.62	$10.48	$10.01	$8.95
Total return (%)[2,3]	4.02	4.66	8.48	17.12	(1.47)

Ratios and supplemental data

Net assets, end of period (in millions)	$12	$10	$8	$8	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.75	1.72	1.83	1.95[4]
Expenses net of fee waivers	1.71	1.73	1.71	1.83	1.95[4]
Expenses net of fee waivers and credits	1.71	1.73	1.71	1.82	1.95[4]
Net investment income	1.88	2.53	3.07	4.52	4.79
Portfolio turnover (%)	70	85	105	87	109

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

30	Investment Grade Bond Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$10.62	$10.48	$10.01	$8.95	$9.53
Net investment income[1]	0.20	0.27	0.31	0.43	0.43
Net realized and unrealized gain (loss) on investments	0.22	0.21	0.53	1.08	(0.59)
Total from investment operations	0.42	0.48	0.84	1.51	(0.16)
Less distributions
From net investment income	(0.29)	(0.33)	(0.37)	(0.45)	(0.42)
From net realized gain	(0.02)	(0.01)	—	—	—
Total distributions	(0.31)	(0.34)	(0.37)	(0.45)	(0.42)
Net asset value, end of period	$10.73	$10.62	$10.48	$10.01	$8.95
Total return (%)[2,3]	4.02	4.67	8.48	17.13	(1.47)

Ratios and supplemental data

Net assets, end of period (in millions)	$34	$34	$24	$21	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.75	1.72	1.83	1.95[4]
Expenses net of fee waivers	1.71	1.73	1.71	1.83	1.95[4]
Expenses net of fee waivers and credits	1.71	1.73	1.71	1.82	1.95[4]
Net investment income	1.88	2.54	3.06	4.44	4.87
Portfolio turnover (%)	70	85	105	87	109

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS I SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$10.62	$10.48	$10.01	$8.95	$9.53
Net investment income[1]	0.32	0.38	0.43	0.49	0.52
Net realized and unrealized gain (loss) on investments	0.22	0.21	0.52	1.13	(0.58)
Total from investment operations	0.54	0.59	0.95	1.62	(0.06)
Less distributions
From net investment income	(0.41)	(0.44)	(0.48)	(0.56)	(0.52)
From net realized gain	(0.02)	(0.01)	—	—	—
Total distributions	(0.43)	(0.45)	(0.48)	(0.56)	(0.52)
Net asset value, end of period	$10.73	$10.62	$10.48	$10.01	$8.95
Total return (%)[2]	5.14	5.81	9.71	18.45	(0.45)

Ratios and supplemental data

Net assets, end of period (in millions)	$14	$9	$3	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.63	0.65	0.60	0.68	1.12[3]
Expenses net of fee waivers and credits	0.63	0.64	0.57	0.68	1.12[3]
Net investment income	2.93	3.62	4.18	5.03	6.09
Portfolio turnover (%)	70	85	105	87	109

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
3 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

See notes to financial statements	Annual report | Investment Grade Bond Fund	31

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the Fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities,

32	Investment Grade Bond Fund | Annual report

interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 5-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

U.S. Government & Agency
Obligations	$90,152,414	—	$90,152,414	—
Corporate Bonds	86,447,242	—	86,447,242	—
Municipal Bonds	1,951,732	—	1,951,732	—
Collateralized Mortgage
Obligations	45,821,024	—	45,821,024	—
Asset Backed Securities	10,426,489	—	10,176,489	$250,000
Foreign Government
Obligations	235,663	—	235,663	—
Capital Preferred Securities	2,550,808	—	2,550,808	—
Preferred Securities	1,456,012	$1,456,012	—	—
Securities Lending Collateral	105,365	105,365	—	—
Short-Term Investments	3,731,000	—	3,731,000	—

Total Investments in
Securities	$242,877,749	$1,561,377	$241,066,372	$250,000
Other Financial
Instruments:
Futures	($59,415)	($59,415)	—	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its portfolio securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has

Annual report | Investment Grade Bond Fund	33

a floating net asset value (NAV). JHCIT invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through securities lending provider indemnification, the Fund could experience a delay in recovering its securities and possible losses of income or value if the borrower fails to return the securities, collateral investments decline in value or the Fund loses its rights in the collateral should the borrower fail financially. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the Fund’s custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the Fund participated in a $100 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended May 31, 2013 were $945. For the year ended May 31, 2013, the Fund had no borrowings under either line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Class-specific expenses, such as distribution and service fees, if any and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

34	Investment Grade Bond Fund | Annual report

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the years ended May 31, 2013 and 2012 was as follows:

	MAY 31, 2013	MAY 31, 2012

Ordinary Income	$8,130,860	$7,166,321
Long-Term Capital Gain	—	$210,425

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2013, the components of distributable earnings on a tax basis consisted of $184,834 of undistributed ordinary income and $1,650,615 of long term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

New accounting pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Annual report | Investment Grade Bond Fund	35

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the Fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2013, the Fund used futures contracts to manage duration of the Fund. During the year ended May 31, 2013, the Fund held futures contracts with notional values ranging from up to $4.6 million as measured at each quarter end. The following table summarizes the contracts held at May 31, 2013:

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION			APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

Ultra Long U.S.	17	Long	Sep 2013	$2,645,540	$2,586,125	($59,415)
Treasury Bond Futures

Notional basis refers to the contractual amount agreed upon at inception of the open contracts; notional value represents the current value of the open contracts.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable for	Futures†	—	($59,415)
futures

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Net realized gain (loss)	($148,543)

36	Investment Grade Bond Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Change in net unrealized	($59,415)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the Fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1,500,000,000 of the Fund’s average daily net assets and (b) 0.385% of the Fund’s average daily net assets in excess of $1,500,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The Fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses at 0.98%, 1.73%, 1.73% and 0.67% for Class A, Class B, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. There were no reimbursements or waivers under this agreement during the year ended May 31, 2013.

The investment management fees incurred for the year ended May 31, 2013 were equivalent to a net annual effective rate of 0.40% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Annual report | Investment Grade Bond Fund	37

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares:

CLASS	RULE 12b–1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,331,891 for the year ended May 31, 2013. Of this amount, $169,321 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,153,162 was paid as sales commissions to broker-dealers and $9,408 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2013, CDSCs received by the Distributor amounted to $1,548, $23,986 and $10,974 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2013 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$425,097	$307,792
Class B	118,083	21,393
Class C	349,530	63,457
Class I	—	14,037
Total	$892,710	$406,679

38	Investment Grade Bond Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2013 and 2012 were as follows:

	Year ended 5-31-13		Year ended 5-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	6,907,284	$74,831,260	5,786,650	$60,513,358
Distributions reinvested	532,053	5,760,551	477,107	4,989,118
Repurchased	(4,444,290)	(48,109,083)	(3,888,192)	(40,735,637)

Net increase	2,995,047	$32,482,728	2,375,565	$24,766,839

Class B shares

Sold	361,406	$3,909,840	506,231	$5,287,673
Distributions reinvested	25,168	272,509	20,984	219,463
Repurchased	(246,679)	(2,669,969)	(288,163)	(3,013,957)

Net increase	139,895	$1,512,380	239,052	$2,493,179

Class C shares

Sold	1,290,929	$13,977,535	2,313,035	$24,131,837
Distributions reinvested	77,866	842,882	64,428	673,781
Repurchased	(1,452,087)	(15,722,757)	(1,463,897)	(15,289,479)

Net increase (decrease)	(83,292)	($902,340)	913,566	$9,516,139

Class I shares

Sold	1,507,877	$16,334,380	1,779,961	$18,606,631
Distributions reinvested	42,820	463,876	27,843	291,187
Repurchased	(1,146,143)	(12,410,733)	(1,268,775)	(13,249,944)

Net increase	404,554	$4,387,523	539,029	$5,647,874

Net increase	3,456,204	$37,480,291	4,067,212	$42,424,031

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $141,749,222 and $77,070,793, respectively, for the year ended May 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $85,482,840 and $80,064,968, respectively, for the year ended May 31, 2013.

Annual report | Investment Grade Bond Fund	39

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and
Shareholders of John Hancock Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2013

40	Investment Grade Bond Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2013.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the Fund.

Annual report | Investment Grade Bond Fund	41

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Investment Grade Bond Fund (the Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for relevant indexes; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreement, as well as information regarding the Advisor’s revenues and costs of providing services to the Fund and compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Fund, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the Fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality and extent of the services to be provided to John Hancock Fund portfolios by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

42	Investment Grade Bond Fund | Annual report

Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective(s), review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Fund.

Investment performance. In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the Fund’s performance;

(b) considered the comparative performance of the Fund’s benchmark;

Annual report | Investment Grade Bond Fund	43

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the Fund outperformed its benchmark index and peer group average for the one-, three- and five-year periods.

The Board concluded that the performance of the Fund has generally been in line with or outperformed the historical performance of comparable funds and the Fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, the Fund’s contractual and actual advisory fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered the Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing the Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board noted that net management fees for this Fund are equal to the peer group median and that total expenses for this Fund are higher than the peer group median. The Board took into account the Advisor’s discussion of the Fund’s expenses, including potential actions to potentially reduce certain expenses of the Fund.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to all classes of the Fund. The Board also noted that the Advisor pays the subadvisory fees of the Fund. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the Fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the Fund is reasonable.

Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates of the Fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

44	Investment Grade Bond Fund | Annual report

(e) considered that the Advisor also provides administrative services to the Fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the Fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the Fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Fund;

(i) noted that the subadvisory fees for the Fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the Fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a) with respect to each fund in the John Hancock fund complex, including the Fund (except those listed below), considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the Fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock Fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The John Hancock Funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the Fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Fund to benefit from economies of scale if the Fund grows. The Board also took into account management’s discussion of the Fund’s advisory fee structure; and

(c) the Board also considered the effect of the Fund’s growth in size on its performance and fees. The Board also noted that if the Fund’s assets increase over time, the Fund may realize other economies of scale.

Annual report | Investment Grade Bond Fund	45

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the Fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the Fund, which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Fund.

The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits.

46	Investment Grade Bond Fund | Annual report

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s peer group and benchmark and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the Fund generally has been in line with or outperformed the historical performance of comparable funds and the Fund’s benchmark and the Fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Investment Grade Bond Fund	47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1987	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

48	Investment Grade Bond Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Investment Grade Bond Fund	49

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

50	Investment Grade Bond Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Investment Grade Bond Fund	51

More information

Trustees	Investment advisor
James M. Oates, Chairman	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairman
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhfunds.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

52	Investment Grade Bond Fund | Annual report

800-225-5291
800-554-6713 TDD
800-338-8080 EASI-Line
jhfunds.com

www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	55A 5/13
MF146645	7/13

John Hancock

MUTUAL FUNDS

John Hancock

Government Income Fund

Annual Report

5.31.13

A look at performance

Total returns for the period ended May 31, 2013

							SEC 30-day	SEC 30-day
	Average annual total returns (%)			Cumulative total returns (%)			yield (%)	yield (%)
	with maximum sales charge			with maximum sales charge			subsidized	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-13	5-31-13

Class A	–3.29	3.88	3.33	–3.29	20.99	38.75	1.12	0.96

Class B	–4.47	3.70	3.18	–4.47	19.92	36.80	0.32	0.26

Class C	–0.63	4.05	3.02	–0.63	21.95	34.65	0.32	0.26

Index†	–0.72	4.72	4.13	–0.72	25.93	49.94	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 9-30-13 for Class A, Class B, and Class C shares. Had the fee waivers and expense limitations not been in place gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Net (%)	0.98	1.83	1.83
Gross (%)	1.15	1.90	1.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 800-225-5291 or visit the fund’s website at jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays U.S. Government Bond Index.

See the following page for footnotes.

6	Government Income Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B2	5-31-03	$13,680	$13,680	$14,994

Class C2	5-31-03	13,465	13,465	14,994

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.

2 The contingent deferred sales charge is not applicable.

Annual report | Government Income Fund	7

Management’s discussion of

Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Government bond returns were flat for the year ended May 31, 2013, lagging corporate bonds as improving economic conditions pushed investors toward higher-risk sectors, and continued low interest rates led to a reach for higher yields. Economic growth was positive, but constrained, allowing the Federal Reserve Board (Fed) to keep its accommodative stance. The federal funds rate—a key overnight lending rate—stayed near zero, and the Fed announced plans to keep short-term interest rates low into 2015. Expanded initiatives that included $85 billion per month of combined agency mortgage-backed securities and U.S. Treasury purchases also kept a lid on yields. Within the government bond sector, Treasuries were the weakest performers, as yields remained at low levels but crept modestly higher.

For the 12 months ended May 31, 2013, John Hancock Government Income Fund’s Class A shares returned 1.29%, excluding sales charges, beating the 0.72% loss of its benchmark, the Barclays U.S. Government Bond Index and the 0.23% loss of Morningstar, Inc.’s intermediate government fund peer group average.† The fund benefited from investing outside the Treasury sector. The biggest contribution came from having more than half of the fund’s assets in government agency mortgage-backed securities. We focused on 30-year Fannie Mae and Freddie Mac issues with coupons (or stated interest rates) of 3.5% or less, in part because they offered slightly higher yields than 15-year or Ginnie Mae issues. Other contributors included commercial mortgage-backed securities (CMBS) and nonagency mortgage bonds, both of which offered higher yields than agency issues. CMBS, which are bonds issued for large commercial real estate projects, outperformed as the economy and credit markets improved. Within the nonagency sector, we favored residential mortgage bonds, which benefited as the housing market improved. The fund had a substantial underweight in the Treasury sector, but exposure to 10- and 30-year issues slightly hampered performance, as longer-maturity bonds declined more than shorter maturities.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Government Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$991.10	$4.86

Class B	1,000.00	987.10	8.92

Class C	1,000.00	986.10	8.91

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Government Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$1,020.00	$4.94

Class B	1,000.00	1,016.00	9.05

Class C	1,000.00	1,016.00	9.05

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 0.98%, 1.80%, and 1.80% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Government Income Fund | Annual report

Portfolio summary

Portfolio Composition[1]

U.S. Government Agency	64.4%	U.S. Government	8.9%

U.S. Government Agency Collateralized		Asset Backed Securities	3.3%
Mortgage Obligations	11.9%
		Corporate Bonds	0.5%
Collateralized Mortgage Obligations	10.2%
		Short-Term Investments & Other	0.8%

Quality Composition[1,2]

U.S. Government Agency	64.4%	A	1.6%

U.S. Government Agency Collateralized		BBB	3.3%
Mortgage Obligations	11.9%
		BB	0.8%
U.S. Government	8.9%
		B	1.4%
AAA	4.0%
		CCC	1.8%
AA	1.1%
		Short-Term Investments & Other	0.8%

1 As a percentage of net assets on 5-31-13.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Annual report | Government Income Fund	11

Fund’s investments

As of 5-31-13

	Rate	Maturity
	(%)	date	Par value	Value
U.S. Government & Agency Obligations 73.3%				$262,739,260

(Cost $262,425,527)

U.S. Government 8.9%				31,886,234

U.S. Treasury
Bond	3.125	02-15-43	$3,575,000	3,472,219
Bond	3.750	08-15-41	6,350,000	6,966,147
Note	1.750	05-15-23	10,405,000	10,042,448
Note	2.625	08-15-20	3,250,000	3,483,340
Note	2.625	11-15-20	6,000,000	6,418,128
Strips, PO	1.312	11-15-30	2,625,000	1,503,952

U.S. Government Agency 64.4%				230,853,026

Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.500	02-01-26	844,781	886,078
30 Yr Pass Thru (P)	2.379	09-01-41	9,684,198	9,971,074
30 Yr Pass Thru	3.500	05-01-42	17,019,323	17,640,929
30 Yr Pass Thru	3.500	06-01-42	3,375,922	3,499,222
30 Yr Pass Thru	5.000	04-01-41	1,315,061	1,408,702
30 Yr Pass Thru	6.500	04-01-39	788,027	880,070
30 Yr Pass Thru	6.500	09-01-39	1,053,875	1,176,312

Federal National Mortgage Association
15 Yr Pass Thru	3.500	02-01-26	289,985	305,181
15 Yr Pass Thru	3.500	03-01-26	6,243,829	6,571,012
15 Yr Pass Thru	3.500	07-01-26	3,176,440	3,357,778
15 Yr Pass Thru	4.000	12-01-24	4,205,104	4,517,694
15 Yr Pass Thru	3.000	10-29-27	950,000	911,456
30 Yr Pass Thru	3.000	08-01-42	2,940,558	2,963,592
30 Yr Pass Thru	3.000	10-01-42	4,203,228	4,236,153
30 Yr Pass Thru	3.000	11-01-42	3,462,929	3,490,055
30 Yr Pass Thru	3.000	12-01-42	8,839,032	8,916,557
30 Yr Pass Thru	3.000	02-01-43	582,170	586,730
30 Yr Pass Thru (P)	3.462	07-01-39	780,708	825,397
30 Yr Pass Thru	3.500	06-01-42	5,342,566	5,547,721
30 Yr Pass Thru	3.500	07-01-42	1,238,230	1,285,679
30 Yr Pass Thru	3.500	01-01-43	4,449,634	4,622,927
30 Yr Pass Thru (C)	3.500	04-01-43	3,489,293	3,627,366
30 Yr Pass Thru	4.000	12-01-40	4,692,166	5,036,198
30 Yr Pass Thru	4.000	02-01-41	3,407,915	3,626,900
30 Yr Pass Thru	4.000	09-01-41	13,051,383	13,979,130
30 Yr Pass Thru	4.000	10-01-41	4,069,444	4,356,372
30 Yr Pass Thru (C)	4.000	03-01-42	3,129,220	3,310,740
30 Yr Pass Thru (P)	4.023	05-01-34	2,344,414	2,456,348
30 Yr Pass Thru (P)	4.315	04-01-48	180,837	190,921
30 Yr Pass Thru	4.500	08-01-40	6,449,134	6,887,474
30 Yr Pass Thru	4.500	06-01-41	9,081,645	9,840,814

12	Government Income Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value	Value
U.S. Government Agency (continued)

Federal National Mortgage Association (continued)
30 Yr Pass Thru	4.500	07-01-41	$7,647,288	$8,286,553
30 Yr Pass Thru (C)	4.500	11-01-41	1,877,960	2,006,776
30 Yr Pass Thru	4.500	01-01-42	8,955,208	9,706,607
30 Yr Pass Thru	4.500	02-01-42	7,067,365	7,578,645
30 Yr Pass Thru	5.000	11-01-33	3,028,390	3,279,533
30 Yr Pass Thru	5.000	04-01-35	887,674	959,347
30 Yr Pass Thru	5.000	09-01-40	10,994,409	12,191,340
30 Yr Pass Thru	5.000	10-01-40	3,885,516	4,267,237
30 Yr Pass Thru	5.000	04-01-41	3,928,778	4,349,415
30 Yr Pass Thru	5.000	05-01-41	18,790,940	20,413,861
30 Yr Pass Thru	5.500	09-01-34	2,812,889	3,076,831
30 Yr Pass Thru	5.500	03-01-36	4,309,027	4,683,732
30 Yr Pass Thru	5.500	04-01-36	3,015,684	3,274,152
30 Yr Pass Thru	5.500	08-01-37	3,435,165	3,762,865
30 Yr Pass Thru	6.000	06-01-40	4,325,916	4,705,774
30 Yr Pass Thru	6.500	06-01-39	1,248,448	1,397,776

Corporate Bonds 0.5%				$1,936,948

(Cost $1,792,604)

Telecommunication Services 0.5%				1,936,948

Diversified Telecommunication Services 0.2%				899,664

Crown Castle Towers LLC (S)	6.113	01-15-20	760,000	899,664

Wireless Telecommunication Services 0.3%				1,037,284

SBA Tower Trust (S)	2.933	12-15-17	550,000	561,388

SBA Tower Trust (S)	3.598	04-15-18	475,000	475,896

Collateralized Mortgage Obligations 22.1%				$78,981,046

(Cost $75,613,503)

Commercial & Residential 10.2%				36,397,136

American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.413	06-25-45	869,281	801,450

Bear Stearns Alt-A Trust
Series 2005-5, Class 1A4 (P)	0.753	07-25-35	661,390	627,594

Bear Stearns Asset Backed Securities Trust
Series 2004-AC5, Class A1	5.250	10-25-34	580,510	604,682

Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 (P)	5.800	12-10-49	2,245,000	2,600,253
Series 2012-CR2, Class XA IO	1.960	08-15-45	4,887,650	603,219

GMAC Mortgage Corp. Loan Trust
Series 2004-AR2, Class 3A (P)	3.551	08-19-34	991,645	973,993

GS Mortgage Securities Corp. II
Series 2013-KYO, Class D (P)(S)	2.798	11-08-29	755,000	764,458

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.654	09-25-35	994,672	990,296

HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.059	08-19-45	4,553,001	244,937
Series 2005-2, Class X IO	2.260	05-19-35	15,465,811	1,056,148

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.983	10-25-36	12,843,235	1,014,102
Series 2005-AR18, Class 2X IO	1.626	10-25-36	12,115,220	589,203

See notes to financial statements	Annual report | Government Income Fund	13

	Rate	Maturity
	(%)	date	Par value	Value
Commercial & Residential (continued)

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (P)	5.861	04-15-45	$1,435,000	$1,596,430
Series 2006-LDP9, Class AM	5.372	05-15-47	1,335,000	1,442,949
Series 2007-CB18, Class A4	5.440	06-12-47	2,000,000	2,249,886
Series 2007-LD12, Class AM (P)	6.001	02-15-51	1,180,000	1,337,748
Series 2007-LDPX Class AM (P)	5.464	01-15-49	1,235,000	1,313,347
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	5,077,500	564,445

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class AM	5.413	09-15-39	1,770,000	1,982,173

Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AM	5.360	11-12-41	900,000	995,554
Series 2006-HQ8, Class AM (P)	5.465	03-12-44	1,645,000	1,811,235
Series 2007-IQ13, Class A4	5.364	03-15-44	2,025,000	2,279,905

Morgan Stanley Mortgage Loan Trust
Series 2004-11, Class 1A2A (P)	0.503	01-25-35	1,591,525	1,549,189

MortgageIT Trust
Series 2005-2, Class 1A2 (P)	0.523	05-25-35	655,566	632,359

Springleaf Mortgage Loan Trust
Series 2012-2A, Class A (P)(S)	2.220	10-25-57	580,380	600,750

Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A (P)	1.793	03-25-44	1,048,762	1,058,512

UBS Commercial Mortgage Trust
Series 2012-C1, Class B	4.822	05-10-45	555,000	596,548
Series 2012-C1, Class C (P)(S)	5.535	05-10-45	370,000	409,615

Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class AM (P)	5.591	04-15-47	380,000	419,620

WaMu Mortgage Pass Through Certificates
Series 2005-AR1, Class X IO	1.502	01-25-45	23,310,515	1,214,147
Series 2005-AR19, Class A1A2 (P)	0.483	12-25-45	973,196	907,725
Series 2005-AR2, Class 2A1B (P)	0.563	01-25-45	348,627	316,867
Series 2005-AR2, Class 2A3 (P)	0.543	01-25-45	538,058	498,134
Series 2005-AR2, Class X IO	1.594	01-25-45	16,170,038	852,091

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	2.669	04-25-35	902,444	897,572

U.S. Government Agency 11.9%				42,583,910

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	4,613,207	664,816
Series 290, Class IO	3.500	11-15-32	4,805,248	956,533
Series 3581, Class IO	6.000	10-15-39	578,157	78,522
Series 3623, Class LI IO	4.500	01-15-25	561,568	41,940
Series 3630, Class BI IO	4.000	05-15-27	211,818	7,337
Series 3699, Class MI IO	4.500	01-15-38	2,058,994	218,661
Series 3747, Class HI IO	4.500	07-15-37	5,062,092	379,238
Series 3794, Class PI IO	4.500	02-15-38	1,118,337	116,145
Series 3830, Class NI IO	4.500	01-15-36	5,045,713	597,721
Series 3833, Class LI IO	2.118	10-15-40	5,699,577	395,080
Series 3908, Class PA	4.000	06-15-39	889,935	941,171
Series 4027, Class TA	3.500	07-15-41	2,194,056	2,326,980
Series 4030, Class BI IO	5.000	01-15-42	979,629	180,222
Series 4060, Class HC	3.000	03-15-41	1,670,345	1,758,875
Series 4065, Class QA	3.000	08-15-41	1,188,254	1,239,189
Series 4074, Class PA	3.000	05-15-41	3,811,613	3,951,862
Series 4077, Class IK IO	5.000	07-15-42	1,352,271	324,900
Series 4088, Class CA	3.000	03-15-42	4,344,910	4,541,574
Series 4136, Class IH IO	3.500	09-15-27	3,848,646	597,147
Series K017, Class X1 IO	1.452	12-25-21	3,880,772	372,923

14	Government Income Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value	Value
U.S. Government Agency (continued)

Federal Home Loan Mortgage Corp. (continued)
Series K022, Class X1 IO	1.308	07-25-22	$8,231,204	$772,202
Series K706, Class X1 IO	1.593	10-25-18	9,915,260	749,316
Series K707, Class X1 IO	1.558	12-25-18	3,359,507	251,819
Series K708, Class X1 IO	1.512	01-25-19	8,017,328	599,913
Series K709, Class X1 IO	1.545	03-25-19	4,742,728	366,485
Series K710, Class X1 IO	1.784	05-25-19	3,598,413	327,326
Series K711, Class X1 IO	1.711	07-25-19	11,301,510	1,003,540

Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	1,934,064	2,126,093
Series 2009-109, Class IW IO	4.500	04-25-38	762,151	59,398
Series 2009-47, Class EI IO	5.000	08-25-19	817,094	68,909
Series 2009-50, Class GI IO	5.000	05-25-39	1,434,515	159,537
Series 2009-78, Class IB IO	5.000	06-25-39	1,797,570	171,385
Series 2010-14, Class AI IO	4.000	08-25-27	545,623	18,849
Series 2010-25, Class NI IO	5.000	03-25-25	2,882,646	249,509
Series 2010-3, Class LI IO	5.000	02-25-25	7,759,605	656,123
Series 2010-36, Class BI IO	4.000	03-25-28	603,427	26,070
Series 2010-68, Class CI IO	5.000	11-25-38	1,400,015	151,481
Series 2011-146, Class MA	3.500	08-25-41	1,599,757	1,706,173
Series 2012-110, Class MA	3.000	07-25-41	1,803,243	1,919,029
Series 2012-118, Class IB IO	3.500	11-25-42	2,020,332	464,133
Series 2012-120, Class PA	3.500	10-25-42	1,252,996	1,325,159
Series 2012-137, Class QI IO	3.000	12-25-27	3,889,767	554,831
Series 2012-137, Class WI IO	3.500	12-25-32	2,855,863	566,391
Series 2012-19, Class JA	3.500	03-25-41	2,564,276	2,764,994
Series 2012-21, Class IQ IO	4.500	09-25-41	2,082,776	400,147
Series 2012-98, Class JP	3.500	03-25-42	1,635,711	1,765,048
Series 398, Class C3 IO	4.500	05-25-39	674,084	79,486
Series 401, Class C2 IO	4.500	06-25-39	598,901	76,351
Series 402, Class 3 IO	4.000	11-25-39	968,167	140,061
Series 402, Class 4 IO	4.000	10-25-39	1,543,898	155,440
Series 402, Class 7 IO	4.500	11-25-39	1,423,054	158,184
Series 407, Class 7 IO	5.000	03-25-41	1,070,778	168,428
Series 407, Class 8 IO	5.000	03-25-41	526,415	74,397
Series 407, Class 15 IO	5.000	01-25-40	1,260,466	153,532
Series 407, Class 16 IO	5.000	01-25-40	236,426	26,718
Series 407, Class 17 IO	5.000	01-25-40	236,222	29,713
Series 407, Class 21 IO	5.000	01-25-39	791,299	92,248
Series 407, Class C6 IO	5.500	01-25-40	2,107,087	365,112

Government National Mortgage Association
Series 2010-78, Class AI IO	4.500	04-20-39	1,299,451	72,173
Series 2012-114, Class IO	1.028	01-16-53	2,791,498	269,290
Series 2013-6, Class AI IO	3.500	08-20-39	3,178,399	648,420
Series 2013-42, Class IA IO	3.500	03-20-43	2,312,409	321,365
Series 2013-42, Class IO	3.500	03-20-43	1,475,963	208,858
Series 2013-42, Class YI IO	3.500	03-20-43	4,530,228	629,438

Asset Backed Securities 3.3%				$11,738,701

(Cost $10,651,066)

Asset Backed Securities 3.3%				11,738,701

Aegis Asset Backed Securities Trust
Series 2004-3, Class A1 (P)	0.553	09-25-34	571,531	561,580

Ameriquest Mortgage Securities, Inc.
Series 2005-R3, Class M2 (P)	0.663	05-25-35	645,000	600,944

See notes to financial statements	Annual report | Government Income Fund	15

	Rate	Maturity
	(%)	date	Par value	Value
Asset Backed Securities (continued)

Asset Backed Funding Certificates
Series 2005-HE1, Class M1 (P)	0.613	03-25-35	$660,960	$637,100

Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3 (P)	0.393	01-25-36	748,586	707,414

Bayview Financial Acquisition Trust
Series 2006-A, Class 2A3 (P)	0.543	02-28-41	395,146	391,982

Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P)(S)	0.433	07-25-36	1,021,669	951,147

Carrington Mortgage Loan Trust
Series 2005-OPT2, Class M2 (P)	0.643	05-25-35	467,187	453,401

Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6 (P)	6.013	06-25-37	465,063	471,373

Countrywide Asset-Backed Certificates
Series 2006-3, Class 2A2 (P)	0.373	06-25-36	897,006	862,022

Encore Credit Receivables Trust
Series 2005-2, Class M2 (P)	0.653	11-25-35	805,000	757,494

Home Equity Asset Trust
Series 2005-5, Class M1 (P)	0.673	11-25-35	645,000	630,816
Series 2005-6, Class M1 (P)	0.663	12-25-35	460,000	450,909

New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.643	03-25-35	547,000	529,742

NovaStar Home Equity Loan
Series 2004-4, Class M3 (P)	1.273	03-25-35	1,081,136	1,078,918

Park Place Securities, Inc.
Series 2004-WHQ2, Class M2 (P)	0.823	02-25-35	1,064,076	1,062,478
Series 2005-WCH1, Class M2 (P)	0.713	01-25-36	955,747	937,376

People’s Choice Home Loan Securities Trust
Series 2005-1, Class M3 (P)	1.063	01-25-35	660,000	654,005

Short-Term Investments 2.7%				9,583,000

(Cost $9,583,000)

Repurchase Agreement 2.7%				9,583,000

Repurchase Agreement with State Street Corp.
dated 5-31-13 at 0.010% to be repurchased
at $9,583,008 on 6-3-13, collateralized by
$9,685,000 U.S. Treasury Note, 0.875%
due 2-28-17 (valued at $9,775,797,
including interest)			$9,583,000	9,583,000

Total investments (Cost $360,065,700)† 101.9%				$364,978,955

Other assets and liabilities, net (1.9%)				($6,763,918)

Total net assets 100.0%				$358,215,037

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

16	Government Income Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

PO Principal-Only Security — (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.

(C) Security purchased on a when-issued or delayed delivery.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

† At 5-31-13, the aggregate cost of investment securities for federal income tax purposes was $360,663,149. Net unrealized appreciation aggregated $4,315,806, of which $11,047,325 related to appreciated investment securities and $6,731,519 related to depreciated investment securities.

See notes to financial statements	Annual report | Government Income Fund	17

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $360,065,700)	$364,978,955
Cash held at broker for futures contracts	115,500
Receivable for fund shares sold	382,445
Interest receivable	2,864,913
Receivable for futures variation margin	18,594
Receivable due from advisor	2,482
Other receivables and prepaid expenses	65,964

Total assets	368,428,853

Liabilities

Due to custodian	17,165
Payable for delayed delivery securities purchased	9,103,829
Payable for fund shares repurchased	778,665
Distributions payable	94,340
Payable to affiliates
Accounting and legal services fees	12,998
Transfer agent fees	49,663
Distribution and service fees	27,294
Trustees’ fees	36,357
Other liabilities and accrued expenses	93,505

Total liabilities	10,213,816

Net assets	$358,215,037

Net assets consist of

Paid-in capital	$365,710,392
Net investment income	18,580
Accumulated net realized gain (loss) on investments and futures contracts	(12,507,929)
Net unrealized appreciation (depreciation) on investments and
futures contracts	4,993,994

Net assets	$358,215,037

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($316,203,776 ÷ 32,324,933 shares)[1]	$9.78
Class B ($10,991,798 ÷ 1,124,017 shares)[1]	$9.78
Class C ($31,019,463 ÷ 3,170,781 shares)[1]	$9.78

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.24

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

18	Government Income Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$9,944,475
Securities lending	1,160

Total investment income	9,945,635

Expenses

Investment management fees	2,191,085
Distribution and service fees	1,283,642
Accounting and legal services fees	75,409
Transfer agent fees	672,150
Trustees’ fees	21,991
State registration fees	61,612
Printing and postage	36,782
Professional fees	71,617
Custodian fees	46,072
Registration and filing fees	27,339
Other	12,170

Total expenses	4,499,869
Less expense reductions	(476,676)

Net expenses	4,023,193

Net investment income	5,922,442

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	5,448,659
Investments in affiliated issuers	42
Futures contracts	(45,734)

5,402,967
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(7,068,620)
Futures contracts	80,739

(6,987,881)

Net realized and unrealized loss	(1,584,914)

Increase in net assets from operations	$4,337,528

See notes to financial statements	Annual report | Government Income Fund	19

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-13	5-31-12

Increase (decrease) in net assets

From operations
Net investment income	$5,922,442	$6,948,767
Net realized gain	5,402,967	9,738,775
Change in net unrealized appreciation (depreciation)	(6,987,881)	2,564,931

Increase in net assets resulting from operations	4,337,528	19,252,473

Distributions to shareholders
From net investment income
Class A	(9,038,213)	(9,116,686)
Class B	(238,860)	(254,791)
Class C	(704,392)	(694,098)

Total distributions	(9,981,465)	(10,065,575)

From Fund share transactions	(3,516,421)	11,702,900

Total increase (decrease)	(9,160,358)	20,889,798

Net assets

Beginning of year	367,375,395	346,485,597

End of year	$358,215,037	$367,375,395

Net investment income	$18,580	$115,132

20	Government Income Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$9.93	$9.68	$9.49	$9.19	$9.09
Net investment income[1]	0.17	0.20	0.23	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.04)	0.33	0.26	0.34	0.13
Total from investment operations	0.13	0.53	0.49	0.64	0.46
Less distributions
From net investment income	(0.28)	(0.28)	(0.30)	(0.34)	(0.36)
Net asset value, end of period	$9.78	$9.93	$9.68	$9.49	$9.19
Total return (%)[2,3]	1.29	5.57	5.25	7.08	5.15

Ratios and supplemental data

Net assets, end of period (in millions)	$316	$320	$309	$327	$337
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.15	1.12	1.13	1.21[4]
Expenses net of fee waivers	0.98	1.06	1.07	1.09	1.16[4]
Expenses net of fee waivers and credits	0.98	1.06	1.07	1.08	1.16[4]
Net investment income	1.71	2.02	2.41	3.22	3.70
Portfolio turnover (%)	78	95	83	91	157

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS B SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$9.93	$9.68	$9.49	$9.18	$9.09
Net investment income[1]	0.09	0.12	0.16	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.04)	0.34	0.26	0.35	0.12
Total from investment operations	0.05	0.46	0.42	0.58	0.38
Less distributions
From net investment income	(0.20)	(0.21)	(0.23)	(0.27)	(0.29)
Net asset value, end of period	$9.78	$9.93	$9.68	$9.49	$9.18
Total return (%)[2,3]	0.45	4.75	4.47	6.39	4.25

Ratios and supplemental data

Net assets, end of period (in millions)	$11	$12	$11	$15	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.90	1.87	1.88	1.97[4]
Expenses net of fee waivers	1.81	1.84	1.82	1.84	1.92[4]
Expenses net of fee waivers and credits	1.81	1.84	1.82	1.83	1.92[4]
Net investment income	0.88	1.23	1.65	2.48	2.90
Portfolio turnover (%)	78	95	83	91	157

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

See notes to financial statements	Annual report | Government Income Fund	21

CLASS C SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$9.94	$9.68	$9.49	$9.18	$9.09
Net investment income[1]	0.09	0.12	0.16	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.05)	0.35	0.26	0.35	0.13
Total from investment operations	0.04	0.47	0.42	0.58	0.38
Less distributions
From net investment income	(0.20)	(0.21)	(0.23)	(0.27)	(0.29)
Net asset value, end of period	$9.78	$9.94	$9.68	$9.49	$9.18
Total return (%)[2,3]	0.35	4.86	4.47	6.41	4.25

Ratios and supplemental data

Net assets, end of period (in millions)	$31	$35	$26	$34	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.90	1.87	1.87	2.00[4]
Expenses net of fee waivers	1.81	1.84	1.82	1.84	1.93[4]
Expenses net of fee waivers and credits	1.81	1.84	1.82	1.83	1.93[4]
Net investment income	0.88	1.24	1.65	2.46	2.79
Portfolio turnover (%)	78	95	83	91	157

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
3 Does not reflect the effect of sales charges, if any.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

22	Government Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the Fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include

Annual report | Government Income Fund	23

market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of May 31, 2013, all investments are categorized as Level 2 under the hierarchy described above except for futures, which are categorized as Level 1.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the Fund’s custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the Fund participated in a $100 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended May 31, 2013 were $1,036. For the year ended May 31, 2013, the Fund had no borrowings under either line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration,

24	Government Income Fund | Annual report

among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $10,938,354 available to offset future net realized capital gains as of May 31, 2013. The following table details the capital loss carryforward available as of May 31, 2013:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31
2014	2015	2018

$4,443,219	$6,462,038	$33,097

As of May 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the year ended May 31, 2013 and May 31, 2012 was as follows:

	MAY 31, 2013	MAY 31, 2012

Ordinary Income	$9,981,465	$10,065,575

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses of $891,386 that are a result of security transactions occurring after October 31, 2012, are treated as occurring on June 1, 2013, the first day of the Fund’s next taxable year. As of May 31, 2013, the components of distributable earnings on a tax basis consisted of $130,215 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Annual report | Government Income Fund	25

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book tax differences are primarily attributable to amortization and accretion on debt securities.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of May 31, 2013, $115,500 was posted by the Fund for the benefit of counterparties.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

26	Government Income Fund | Annual report

During the year ended May 31, 2013, the Fund used futures contracts to manage the duration of the portfolio. During the year ended May 31, 2013, the Fund held futures contracts with notional values ranging up to $9.2 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2013.

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION	NOTIONAL	NOTIONAL	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	BASIS	VALUE	(DEPRECIATION)

U.S. Treasury 10-year	70	SHORT	Sep. 2013	($9,126,052)	($9,045,313)	$80,739
Note Futures

Fair value of derivative instruments by risk category.

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2013 by risk category:

	STATEMENT OF ASSETS AND	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE

Interest rate contracts	Receivable for futures	Futures*	$80,739
	variation margin

* Reflects cumulative appreciation/depreciation of futures as disclosed herein. Only the period end variation margin is separately disclosed on the Statement of asset and Liabilities.

Effect of derivative instruments on the Statement of Operations.

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

STATEMENT OF
	OPERATIONS	FUTURES
RISK	LOCATION	CONTRACTS	TOTAL

Interest rate	Net realized gain	($45,734)	($45,734)
contracts	(loss)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

STATEMENT OF
	OPERATIONS	FUTURES
RISK	LOCATION	CONTRACTS	TOTAL

Interest rate	Change in unrealized	$80,739	$80,739
contracts	appreciation
(depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Government Income Fund	27

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the Fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net assets, (b) 0.450% of the next $700,000,000 of the Fund’s average daily net assets and (c) 0.430% of the Fund’s average daily net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The Fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the Fund’s average daily net assets. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Accordingly, the fee waivers and/or expense reduction related to the management fee limitation amounted to $228,807 for the year ended May 31, 2013.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or expense reimbursements will expire on September 30, 2013 for Class A shares unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to October 1, 2012 the fee waivers and/or reimbursements were such that the above expenses would not exceed 1.84% and 1.84% for Class B and Class C shares, respectively, and the fee waivers and/or reimbursements for Class A shares were unchanged. These expense reductions amounted to $247,869 for Class A shares for the year ended May 31, 2013.

The investment management fees incurred for the year ended May 31, 2013 were equivalent to a net annual effective rate of 0.46% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B, and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

28	Government Income Fund | Annual report

CLASS	RULE 12b–1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $522,627 for the year ended May 31, 2013. Of this amount, $63,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $394,566 was paid as sales commissions to broker-dealers and $64,185 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2013, CDSCs received by the Distributor amounted to $3,643, $28,972 and $16,279 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2013 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$806,257	$585,293
Class B	120,936	21,989
Class C	356,449	64,868
Total	$1,283,642	$672,150

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Annual report | Government Income Fund	29

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2013 and 2012 were as follows:

	Year ended 5-31-13		Year ended 5-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	5,653,557	$56,337,586	5,920,729	$58,073,336
Distributions reinvested	794,673	7,909,214	783,970	7,689,044
Repurchased	(6,363,484)	(63,355,845)	(6,431,039)	(63,014,742)

Net increase	84,746	$890,955	273,660	$2,747,638

Class B shares

Sold	239,264	$2,385,031	536,036	$5,267,500
Distributions reinvested	18,033	179,484	18,404	180,486
Repurchased	(377,760)	(3,760,550)	(455,884)	(4,469,519)

Net increase (decrease)	(120,463)	($1,196,035)	98,556	$978,467

Class C shares

Sold	1,270,643	$12,664,235	2,260,708	$22,173,452
Distributions reinvested	50,142	499,360	44,948	441,056
Repurchased	(1,645,543)	(16,374,936)	(1,493,153)	(14,637,713)

Net increase (decrease)	(324,758)	($3,211,341)	812,503	$7,976,795

Net increase (decrease)	(360,475)	($3,516,421)	1,184,719	$11,702,900

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $226,823,186 and $216,931,901, respectively, for the year ended May 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $59,805,051 and $62,284,894, respectively, for the year ended May 31, 2013.

30	Government Income Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and
Shareholders of John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2013

Annual report | Government Income Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2013.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the Fund.

32	Government Income Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Government Income Fund (the Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for relevant indexes; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreement, as well as information regarding the Advisor’s revenues and costs of providing services to the Fund and compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Fund, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the Fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality and extent of the services to be provided to John Hancock Fund portfolios by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Annual report | Government Income Fund	33

Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective(s), review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Fund.

Investment performance. In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the Fund’s performance;

(b) considered the comparative performance of the Fund’s benchmark;

34	Government Income Fund | Annual report

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the Fund had outperformed the benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2012.

The Board concluded that the performance of the Fund has generally been in line with or outperformed the historical performance of comparable funds and the Fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, the Fund’s contractual and actual advisory fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered the Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing the Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board noted that net management fees and total expenses for this Fund are higher than the peer group medians.

The Board took into account management’s discussion of the Fund’s expenses. The Board noted that the Fund has a contractual fee waiver and/or expense reimbursement that is not reflected in the comparative expense data that reduces certain expenses of the Fund so that its total expenses are lower than those of its peer group median. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the Fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the Fund is reasonable.

Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates of the Fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the Fund on a cost basis pursuant to an administrative services agreement;

Annual report | Government Income Fund	35

(f) noted that the Fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the Fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Fund;

(i) noted that the subadvisory fees for the Fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the Fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a) with respect to each fund in the John Hancock fund complex, including the Fund (except those listed below), considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the Fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock Fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The John Hancock Funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the Fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Fund to benefit from economies of scale if the Fund grows. The Board also took into account management’s discussion of the Fund’s advisory fee structure; and

(c) the Board also considered the effect of the Fund’s growth in size on its performance and fees. The Board also noted that if the Fund’s assets increase over time, the Fund may realize other economies of scale.

36	Government Income Fund | Annual report

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the Fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the Fund, which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Fund.

The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits.

Annual report | Government Income Fund	37

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s peer group and benchmark and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the Fund generally has been in line with or outperformed the historical performance of comparable funds and the Fund’s benchmark and the Fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38	Government Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1987	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Government Income Fund	39

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

40	Government Income Fund | Annual report

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Government Income Fund	41

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

42	Government Income Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairman	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairman
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhfunds.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Government Income Fund	43

800-225-5291
800-554-6713 TDD
800-338-8080 EASI-Line
jhfunds.com

www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Government Income Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	56A 5/13
MF146658	7/13

John Hancock
MUTUAL FUNDS

John Hancock
High Yield Fund

Annual Report
5.31.13

A look at performance

Total returns for the period ended May 31, 2013

	Average annual total returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge			with maximum sales charge			yield (%)

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-13

Class A	16.37	5.92	6.80	16.37	33.34	93.07	5.33

Class B	15.91	5.82	6.66	15.91	32.71	90.53	4.82

Class C	19.92	6.10	6.50	19.92	34.47	87.68	4.82

Class I1,2	22.58	7.26	7.66	22.58	41.95	109.21	5.89

Index†	14.82	10.62	9.34	14.82	65.61	144.29	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net/Gross (%)	1.07	1.82	1.82	0.72

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 800-225-5291 or visit the fund’s website at jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

6	High Yield Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class B3	5-31-03	$19,053	$19,053	$24,429

Class C3	5-31-03	18,768	18,768	24,429

Class I1,2	5-31-03	20,921	20,921	24,429

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses of sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 Class I shares were first offered on 8-27-07. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.
2 For certain types of investors as described in the fund’s prospectus.
3 The contingent deferred sales charge is not applicable.

Annual report | High Yield Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Effective July 1, 2013, John Iles retired as a portfolio manager of the fund. The fund will continue to be managed by Dennis McCafferty, John Addeo, and Joseph Rizzo.

High-yield bonds enjoyed strong returns in the 12 months ended May 31, 2013. Steady economic growth in the U.S. and notable improvement in the jobs and housing markets benefited credit-sensitive bonds, as did solid corporate profits and healthier balance sheets. Coordinated action by the Federal Reserve Board and European Central Bank in September 2012, and later by the Bank of Japan, further supported higher-risk assets. Against that backdrop, virtually every sector of the high-yield market enjoyed double-digit gains. The combination of investor demand for yield and improving economic and corporate credit conditions led to record-breaking new bond supply.

For the 12 months ended May 31, 2013, John Hancock High Yield Fund’s Class A shares returned 21.81%, excluding sales charges. At the same time, the Bank of America Merrill Lynch U.S. High Yield Master II Index, the fund’s benchmark, returned 14.82%. The average return of the high-yield bond funds tracked by Morningstar, Inc. was 13.96%.† The fund performed well on an absolute basis and relative to its benchmark and peers thanks to contributions from a broad range of sectors and securities. Security selection in the consumer discretionary, telecommunication services, and energy sectors helped the most. The leading individual contributor was a stake in satellite radio provider XM Satellite Radio, Inc., which reported better-than-expected revenues and profits, and announced plans to enter new lines of business. Auto-related securities General Motors Company, battery maker Exide Technologies, which we sold during the period, and auto parts maker Dana Holding Corp. all contributed to fund performance. The improvement in the housing sector made contributors of a number of fund holdings. Other economically sensitive issuers to contribute were select diversified media and entertainment companies and big, diversified financial services firms. At the other end of the spectrum, among the leading individual detractors was a position in energy firm Texas Competitive Electric Holdings LLC, which continues to struggle with low natural gas prices and for whom bankruptcy is threatened. We sold the position.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	High Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$1,103.50	$5.51

Class B	1,000.00	1,099.40	9.42

Class C	1,000.00	1,099.40	9.42

Class I	1,000.00	1,105.30	3.78

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | High Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2012, with the same investment held until May 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 12-1-12	on 5-31-13	period ended 5-31-13[1]

Class A	$1,000.00	$1,019.70	$5.29

Class B	1,000.00	1,016.00	9.05

Class C	1,000.00	1,016.00	9.05

Class I	1,000.00	1,021.30	3.63

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the fund’s prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.05%, 1.80%, 1.80%, and 0.72% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	High Yield Fund | Annual report

Portfolio summary

Top 10 Issuers (25.7% of Net Assets on 5-31-13)[1,2]

Bank of America Corp.	3.2%	Mohegan Tribal Gaming Authority	2.8%

Sirius XM Canada Holdings, Inc.	3.0%	iStar Financial, Inc.	2.3%

General Motors Company	3.0%	Beazer Homes USA, Inc.	2.0%

Clear Channel Communications, Inc.	2.9%	Continental Airlines Finance Trust II	1.9%

Intelsat Luxembourg SA	2.8%	Zions Bancorporation	1.8%

Quality Composition[1,3]

BBB	1.7%

BB	8.7%

B	26.2%

CCC & Below	34.6%

Not Rated	5.5%

Equity	3.0%

Preferred Securities	17.5%

Short-Term Investments & Other	2.8%

1 As a percentage of net assets on 5-31-13.
2 Cash and cash equivalents not included.
3 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. ratings. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 5-31-13 and do not reflect subsequent downgrades or upgrades, if any.
4 Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Stocks and other equities have generally outperformed other asset classes over the long term, but may fluctuate more dramatically over the short term. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments concentrated in one sector may fluctuate more widely than investments across diversified sectors. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. For additional information on these and other risk considerations, please see the fund’s prospectuses.

Annual report | High Yield Fund	11

Fund’s investments

As of 5-31-13

	Rate	Maturity
	(%)	date	Par value^	Value

Corporate Bonds 64.4%			$402,385,111

(Cost $414,024,426)

Consumer Discretionary 19.0%				118,738,373

Auto Components 0.6%

Hyva Global BV (S)	8.625	03-24-16	1,865,000	1,846,349

Schaeffler Finance BV (S)	4.750	05-15-21	595,000	584,588

The Goodyear Tire & Rubber Company	7.000	05-15-22	880,000	948,200

Tower Automotive Holdings USA LLC (S)	10.625	09-01-17	169,000	187,590

Automobiles 0.5%

Chrysler Group LLC	8.250	06-15-21	3,000,000	3,390,000

Distributors 0.3%

Burlington Holdings LLC, PIK (S)	9.000	02-15-18	1,070,000	1,087,388

LKQ Corp. (S)	4.750	05-15-23	740,000	738,150

Hotels, Restaurants & Leisure 7.4%

AMG Management (I)	0.000	11-01-15	5,590,649	1,341,756

CCM Merger, Inc. (S)	9.125	05-01-19	1,620,000	1,773,900

Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06-15-15	22,920,000	14,325

Greektown Superholdings, Inc.	13.000	07-01-15	7,688,000	8,245,380

Indianapolis Downs LLC (H)	15.500	11-01-13	726,488	73

Little Traverse Bay Bands of Odawa Indians (S)	9.000	08-31-20	10,546,000	10,229,620

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	41,605,000	2,912,350

Mohegan Tribal Gaming Authority (S)	10.500	12-15-16	8,100,000	8,059,500

Mohegan Tribal Gaming Authority (S)	11.000	09-15-18	9,720,000	9,477,000

RHP Hotel Properties LP (S)	5.000	04-15-21	605,000	614,075

Waterford Gaming LLC (S)	8.625	09-15-14	1,263,935	561,792

Wok Acquisition Corp. (S)	10.250	06-30-20	2,060,000	2,307,200

Wynn Las Vegas LLC (S)	4.250	05-30-23	1,110,000	1,079,475

Household Durables 2.7%

Beazer Homes USA, Inc.	9.125	05-15-19	8,635,000	9,444,531

K Hovnanian Enterprises, Inc.	7.500	05-15-16	1,430,000	1,519,375

Meritage Homes Corp.	7.000	04-01-22	2,265,000	2,542,463

Standard Pacific Corp.	8.375	01-15-21	2,100,000	2,520,000

Urbi Desarrollos Urbanos SAB de CV (H)(S)	9.750	02-03-22	2,625,000	577,500

Media 4.7%

Clear Channel Communications, Inc., PIK	11.000	08-01-16	10,544,012	9,885,011

DISH DBS Corp.	7.875	09-01-19	1,400,000	1,569,750

12	High Yield Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value
Media (continued)

Lynx II Corp. (S)	6.375	04-15-23	1,800,000	$1,876,500

MDC Partners, Inc. (S)	6.750	04-01-20	660,000	674,850

Sirius XM Canada Holdings, Inc.	8.000	09-12-14	CAD 9,855,000	11,133,512

WMG Acquisition Corp. (S)	6.000	01-15-21	1,435,000	1,513,925

WMG Acquisition Corp.	11.500	10-01-18	2,395,000	2,826,100

Specialty Retail 2.2%

Automotores Gildemeister SA (S)	8.250	05-24-21	1,335,000	1,294,950

CST Brands, Inc. (S)	5.000	05-01-23	970,000	979,700

Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	5,621,000	5,979,339

New Look Bondco I PLC (S)	8.375	05-14-18	630,000	614,250

Toys R Us, Inc.	10.375	08-15-17	4,260,000	4,654,050

Textiles, Apparel & Luxury Goods 0.6%

Burlington Coat Factory Warehouse Corp.	10.000	02-15-19	3,345,000	3,733,856

Consumer Staples 3.9%				24,183,064

Beverages 0.1%

Constellation Brands, Inc.	3.750	05-01-21	685,000	667,875

Food & Staples Retailing 0.7%

Rite Aid Corp.	9.250	03-15-20	1,390,000	1,568,963

Tops Holding Corp. (S)	8.875	12-15-17	1,028,000	1,130,800

Tops Holding II Corp., PIK (S)	8.750	06-15-18	1,715,000	1,727,863

Food Products 1.1%

Simmons Foods, Inc. (S)	10.500	11-01-17	6,660,000	7,126,200

Household Products 1.3%

Harbinger Group, Inc. (S)	7.875	07-15-19	2,785,000	2,966,025

Reynolds Group Issuer, Inc.	9.000	04-15-19	2,525,000	2,651,250

The Sun Products Corp. (S)	7.750	03-15-21	2,190,000	2,211,900

Tobacco 0.7%

Alliance One International, Inc.	10.000	07-15-16	2,240,000	2,354,800

Vector Group, Ltd. (S)	7.750	02-15-21	1,665,000	1,777,388

Energy 9.8%				61,139,539

Energy Equipment & Services 0.4%

Permian Holdings, Inc. (S)	10.500	01-15-18	2,535,000	2,573,025

Gas Utilities 0.1%

DCP Midstream LLC (5.850% to 5-21-23, then
3 month LIBOR + 3.850%) (S)	5.850	05-21-43	535,000	536,338

Oil, Gas & Consumable Fuels 9.3%

Arch Coal, Inc.	7.250	06-15-21	6,963,000	6,162,255

Carrizo Oil & Gas, Inc.	7.500	09-15-20	2,770,000	2,991,600

Chesapeake Energy Corp.	5.750	03-15-23	2,700,000	2,808,000

Connacher Oil and Gas, Ltd. (S)	8.500	08-01-19	8,190,000	4,750,200

EP Energy LLC	7.750	09-01-22	4,645,000	5,179,175

Gastar Exploration USA, Inc. (S)	8.625	05-15-18	265,000	262,350

Goodrich Petroleum Corp.	8.875	03-15-19	1,520,000	1,561,800

Halcon Resources Corp.	8.875	05-15-21	4,735,000	4,817,863

Midstates Petroleum Company, Inc. (S)	9.250	06-01-21	4,080,000	4,080,000

Paramount Resources, Ltd. (S)	7.625	12-04-19	CAD 2,995,000	2,888,835

See notes to financial statements	Annual report | High Yield Fund	13

	Rate	Maturity
	(%)	date	Par value^	Value
Oil, Gas & Consumable Fuels (continued)

Penn Virginia Corp. (S)	8.500	05-01-20	3,230,000	$3,230,000

Petroleos de Venezuela SA	5.375	04-12-27	4,400,000	2,871,000

Plains Exploration & Production Company	6.875	02-15-23	1,650,000	1,866,563

Quicksilver Resources, Inc.	11.750	01-01-16	2,120,000	2,247,200

Rex Energy Corp. (S)	8.875	12-01-20	4,178,000	4,470,460

Samson Investment Company (S)	9.750	02-15-20	2,690,000	2,804,325

Sidewinder Drilling, Inc. (S)	9.750	11-15-19	2,985,000	3,104,400

SM Energy Company (S)	5.000	01-15-24	1,915,000	1,934,150

Financials 7.4%				45,987,901

Capital Markets 1.3%

E*TRADE Financial Corp.	6.375	11-15-19	1,680,000	1,764,000

JPMorgan Chase & Company (5.150% to
5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	6,290,000	6,352,900

Commercial Banks 1.2%

Regions Bank	6.450	06-26-37	2,425,000	2,673,618

VTB Bank OJSC (9.500% to 12-6-22, then
10 Year U.S. Treasury + 8.067%) (Q)(S)	9.500	12-06-22	2,875,000	3,083,438

Zions Bancorporation (P)(Q)	5.800	06-15-23	1,600,000	1,612,000

Consumer Finance 0.5%

DTEK Finance PLC (S)	7.875	04-04-18	2,810,000	2,788,925

Diversified Financial Services 3.1%

Citigroup, Inc. (5.950% to 1-30-23, then
3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	5,725,000	5,982,625

iPayment, Inc.	10.250	05-15-18	7,505,000	6,679,450

Jefferies Finance LLC (S)	7.375	04-01-20	1,795,000	1,803,975

McGraw-Hill Financial, Inc.	6.550	11-15-37	1,515,000	1,570,134

Nationstar Mortgage LLC	6.500	06-01-22	1,455,000	1,456,819

Springleaf Finance Corp. (S)	6.000	06-01-20	1,590,000	1,534,350

Real Estate Investment Trusts 0.2%

iStar Financial, Inc.	9.000	06-01-17	1,206,000	1,398,960

Real Estate Management & Development 0.5%

Brookfield Residential Properties, Inc. (S)	6.500	12-15-20	1,205,000	1,289,350

NANA Development Corp. (S)	9.500	03-15-19	1,975,000	2,029,313

Thrifts & Mortgage Finance 0.6%

Alfa Bank OJSC (S)	7.500	09-26-19	2,605,000	2,790,919

Nationstar Mortgage LLC (S)	7.875	10-01-20	1,075,000	1,177,125

Health Care 2.3%				14,353,227

Biotechnology 0.4%

Elan Finance PLC (S)	6.250	06-15-21	2,345,000	2,374,313

Health Care Equipment & Supplies 0.6%

Alere, Inc. (S)	6.500	06-15-20	805,000	809,025

MModal, Inc. (S)	10.750	08-15-20	3,435,000	2,919,750

Health Care Providers & Services 1.0%

ExamWorks Group, Inc.	9.000	07-15-19	738,000	811,800

National Mentor Holdings, Inc. (S)	12.500	02-15-18	3,520,000	3,828,000

Select Medical Corp. (S)	6.375	06-01-21	1,610,000	1,602,956

14	High Yield Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value
Pharmaceuticals 0.3%

Endo Health Solutions, Inc.	7.250	01-15-22	1,863,000	$2,007,383

Industrials 4.3%				26,969,897

Aerospace & Defense 0.3%

Kratos Defense & Security Solutions, Inc.	10.000	06-01-17	1,390,000	1,515,100

Airlines 1.6%

Air Canada (S)	9.250	08-01-15	1,730,000	1,824,285

Air Canada (S)	12.000	02-01-16	2,890,000	3,157,325

Air Canada 2013-1 Class B Pass Through
Trust (S)	5.375	05-15-21	595,000	615,825

KLM Royal Dutch Airlines NV (2.125% to
2-12-15, coupon reset every 10 years by
company) (Q)	2.125	02-12-15	CHF 1,680,000	524,599

US Airways 2012-1 Class C Pass Through Trust	9.125	10-01-15	1,498,862	1,622,518

US Airways Group, Inc.	6.125	06-01-18	2,350,000	2,288,313

Commercial Services & Supplies 0.4%

Ceridian Corp. (S)	11.000	03-15-21	300,000	342,750

Safway Group Holding LLC (S)	7.000	05-15-18	1,135,000	1,140,675

Tervita Corp. (S)	8.000	11-15-18	1,180,000	1,221,300

Machinery 1.3%

Navistar International Corp.	8.250	11-01-21	6,865,000	6,993,719

Titan International, Inc. (S)	7.875	10-01-17	1,100,000	1,177,000

Road & Rail 0.2%

Swift Services Holdings, Inc.	10.000	11-15-18	1,265,000	1,445,263

Trading Companies & Distributors 0.2%

United Rentals North America, Inc.	7.375	05-15-20	1,210,000	1,327,975

Transportation Infrastructure 0.3%

CHC Helicopter SA (S)	9.375	06-01-21	1,730,000	1,773,250

Information Technology 1.7%				10,351,463

Diversified Telecommunication Services 0.1%

Frontier Communications Corp.	7.625	04-15-24	605,000	633,738

IT Services 0.2%

Global Generations Merger Sub, Inc. (S)	11.000	12-15-20	1,040,000	1,196,000

Software 1.4%

Aspect Software, Inc.	10.625	05-15-17	1,290,000	1,344,825

First Data Corp. (S)	10.625	06-15-21	5,495,000	5,522,475

First Data Corp. (S)	11.750	08-15-21	1,710,000	1,654,425

Materials 9.4%				58,882,884

Chemicals 2.8%

Ferro Corp.	7.875	08-15-18	4,685,000	4,954,388

Hexion US Finance Corp.	8.875	02-01-18	3,500,000	3,653,125

Hexion US Finance Corp.	9.000	11-15-20	2,550,000	2,594,625

Rentech Nitrogen Partners LP (S)	6.500	04-15-21	2,115,000	2,141,438

TPC Group, Inc. (S)	8.750	12-15-20	970,000	1,023,350

US Coatings Acquisition, Inc. (S)	7.375	05-01-21	2,630,000	2,774,650

See notes to financial statements	Annual report | High Yield Fund	15

	Rate	Maturity
	(%)	date	Par value^	Value
Construction Materials 0.3%

American Gilsonite Company (S)	11.500	09-01-17	1,790,000	$1,919,775

Containers & Packaging 2.5%

ARD Finance SA, PIK (S)	11.125	06-01-18	1,857,900	2,034,401

Ardagh Packaging Finance PLC (S)	7.000	11-15-20	2,695,000	2,762,375

Ball Corp.	4.000	11-15-23	2,670,000	2,553,188

BOE Intermediate Holding Corp., PIK (S)	9.000	11-01-17	2,145,000	2,112,825

Consolidated Container Company LLC (S)	10.125	07-15-20	5,505,000	6,206,888

Metals & Mining 3.0%

Edgen Murray Corp. (S)	8.750	11-01-20	4,785,000	4,988,363

HudBay Minerals, Inc.	9.500	10-01-20	1,635,000	1,720,838

Inmet Mining Corp. (S)	8.750	06-01-20	1,480,000	1,594,700

Rain CII Carbon LLC (S)	8.000	12-01-18	6,061,000	6,424,660

Thompson Creek Metals Company, Inc.	7.375	06-01-18	3,355,000	3,036,275

Thompson Creek Metals Company, Inc.	9.750	12-01-17	1,120,000	1,223,600

Paper & Forest Products 0.8%

Neenah Paper, Inc. (S)	5.250	05-15-21	980,000	984,900

Sappi Papier Holding GmbH (S)	7.500	06-15-32	2,155,000	1,831,750

Sappi Papier Holding GmbH (S)	7.750	07-15-17	2,153,000	2,346,770

Telecommunication Services 5.4%				34,066,888

Diversified Telecommunication Services 4.0%

Cincinnati Bell, Inc.	8.750	03-15-18	2,900,000	2,972,500

Intelsat Luxembourg SA (S)	8.125	06-01-23	15,165,000	16,226,550

Intelsat Luxembourg SA	11.250	02-04-17	1,501,000	1,588,058

Wind Acquisition Finance SA (S)	6.500	04-30-20	650,000	667,875

Wind Acquisition Finance SA (S)	7.250	02-15-18	2,395,000	2,496,788

Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07-15-17	1,312,082	1,384,247

Wireless Telecommunication Services 1.4%

Digicel Group, Ltd. (S)	8.250	09-30-20	2,370,000	2,524,050

Digicel, Ltd. (S)	7.000	02-15-20	1,740,000	1,805,250

MetroPCS Wireless, Inc. (S)	6.250	04-01-21	1,240,000	1,298,900

Softbank Corp. (S)	4.500	04-15-20	3,055,000	3,102,670

Utilities 1.2%				7,711,875

Independent Power Producers & Energy Traders 1.2%

AES Corp.	4.875	05-15-23	2,430,000	2,387,475

Dynegy, Inc. (S)	5.875	06-01-23	1,220,000	1,201,700

NRG Energy, Inc. (S)	6.625	03-15-23	1,600,000	1,692,000

NRG Energy, Inc.	7.875	05-15-21	2,180,000	2,430,700

Convertible Bonds 2.6%				$16,015,685

(Cost $11,612,060)

Consumer Discretionary 1.5%				9,361,862

Household Durables 0.2%

M/I Homes, Inc.	3.250	09-15-17	830,000	1,062,919

Media 1.3%

Mood Media Corp.	10.000	10-31-15	CAD 185,000	154,568

XM Satellite Radio, Inc. (S)	7.000	12-01-14	4,150,000	8,144,375

16	High Yield Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value
Consumer Staples 0.2%				$1,049,572

Tobacco 0.2%

Alliance One International, Inc.	5.500	07-15-14	1,045,000	1,049,572

Financials 0.9%				5,604,251

Commercial Banks 0.5%

Royal Bank of Scotland Group PLC
(6.990% to 10-5-17, then 3 month LIBOR
+ 2.670%) (Q)(S)	6.990	10-05-17	3,288,000	3,337,320

Thrifts & Mortgage Finance 0.4%

MGIC Investment Corp.	2.000	04-01-20	1,910,000	2,266,931

Foreign Government Obligations 0.4%				$2,697,200

(Cost $2,678,857)

Argentina 0.4%				2,697,200
City of Buenos Aires (S)	9.950	03-01-17	3,065,000	2,697,200

Term Loans (M) 6.7%				$42,047,226

(Cost $40,965,455)

Consumer Discretionary 2.4%				15,127,291

Auto Components 0.2%

Tower Automotive Holdings USA LLC	5.750	04-16-20	905,000	915,163

Distributors 0.1%

Renfro Corp.	5.750	01-30-19	598,500	601,493

Diversified Consumer Services 0.0%

Breed Technologies, Inc.	3.750	05-07-18	186,813	187,397

Hotels, Restaurants & Leisure 0.2%

Centaur Acquisition LLC	8.750	02-15-20	1,400,000	1,422,750

Media 1.9%

Clear Channel Communications, Inc.	3.844	01-29-16	9,023,962	8,317,088

SurveyMonkey.com	5.500	02-05-19	600,000	609,000

The Star Tribune Company	8.000	09-28-14	410,770	402,554

The Star Tribune Company	8.000	09-29-14	1,102,737	1,080,682

Univision Communications, Inc	4.500	03-02-20	1,399,044	1,394,672

Textiles, Apparel & Luxury Goods 0.0%

Calceus Acquisition, Inc.	5.750	01-31-20	194,546	196,492

Energy 0.8%				4,840,930

Oil, Gas & Consumable Fuels 0.8%

Boomerang Tube LLC	11.000	10-11-17	2,305,875	2,300,110

NFR Energy LLC	8.750	12-31-18	2,491,000	2,540,820

Financials 1.6%				10,256,514

Capital Markets 0.5%

Oiler Acquisition Corp.	5.500	02-05-20	600,000	605,250

Walter Investment Management Corp.	5.750	11-28-17	2,848,481	2,879,814

See notes to financial statements	Annual report | High Yield Fund	17

	Rate	Maturity
	(%)	date	Par value^	Value
Diversified Financial Services 0.4%

Springleaf Finance Funding Company	5.500	05-10-17	2,602,167	$2,607,860

Real Estate Investment Trusts 0.7%

iStar Financial, Inc.	4.500	09-28-17	4,112,188	4,163,590

Health Care 0.8%				4,992,532

Biotechnology 0.1%

Patheon, Inc.	7.250	12-06-18	711,425	720,318

Health Care Providers & Services 0.7%

National Mentor Holdings, Inc.	6.500	02-09-17	2,443,835	2,474,383

WP Prism, Inc.	6.250	05-31-18	1,790,000	1,797,831

Industrials 0.4%				2,408,420

Aerospace & Defense 0.1%

LMI Aerospace, Inc.	4.750	12-28-18	598,500	602,241

Aerospace & Defense 0.3%

WP CPP Holdings LLC	4.750	12-27-19	1,790,513	1,806,179

Materials 0.7%				4,421,539

Construction Materials 0.3%

Doncasters Group, Ltd.	9.500	10-28-20	1,815,000	1,818,403

Metals & Mining 0.4%

Fortescue Metals Group Finance PTY, Ltd.	5.250	10-18-17	2,591,975	2,603,136

Capital Preferred Securities 0.8%				$5,115,000

(Cost $4,877,709)

Financials 0.8%				5,115,000
RBS Capital Trust II (6.425% to 1-3-34, then
3 month LIBOR + 1.9425%) (Q)	6.425	01-03-34	5,456,000	5,115,000

Collateralized Mortgage Obligations 0.5%				$3,086,978

(Cost $2,042,262)

Commercial & Residential 0.5%				3,086,978

Extended Stay America Trust
Series 2013-ESHM, Class M (S)	7.625	12-05-19	601,000	625,656

HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO	0.350	05-19-47	118,653,321	830,573
Series 2007-4, Class ES IO	0.350	07-19-47	133,533,194	934,732
Series 2007-6, Class ES IO (S)	0.342	08-19-37	99,430,972	696,017

Asset Backed Securities 1.3%				$8,155,667

(Cost $6,899,721)

ACE Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.323	10-25-36	1,031,031	560,436
Series 2006-ASP5, Class A2C (P)	0.373	10-25-36	1,596,961	873,597
Series 2006-ASP5, Class A2D (P)	0.453	10-25-36	2,840,050	1,568,574

18	High Yield Fund | Annual report	See notes to financial statements

	Rate	Maturity
	(%)	date	Par value^	Value
Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.343	09-25-36	8,866,493	$3,813,674

Securitized Asset Backed Receivables LLC
Series 2006-HE1, Class A2B (P)	0.283	07-25-36	2,751,127	1,339,386

			Shares	Value
Common Stocks 2.9%				$18,385,795

(Cost $39,382,112)

Consumer Discretionary 1.9%				12,039,752

Auto Components 0.0%

Lear Corp.			3,804	228,164

Hotels, Restaurants & Leisure 0.2%

AMG Management (I)			1,632	0

Trump Entertainment Resorts, Inc. (I)			382,151	1,146,453

Household Durables 0.3%

Beazer Homes USA, Inc. (I)			83,248	1,723,234

Media 1.4%

Granite Broadcasting Corp. (I)			11,688	58

Sirius XM Canada Holdings, Inc.			1,197,423	7,622,838

The Star Tribune Company (I)			43,011	1,319,005

Vertis Holdings, Inc. (I)			357,027	0

Industrials 0.2%				1,003,875

Commercial Services & Supplies 0.2%

Kaiser Group Holdings, Inc. (I)(V)			81,949	1,003,875

Machinery 0.0%

Glasstech, Inc., Class B (I)			4,430	0

Glasstech, Inc., Class C (I)			10	0

Materials 0.8%				5,342,168

Chemicals 0.8%

Huntsman Corp.			111,480	2,168,286

LyondellBasell Industries NV, Class A			25,780	1,718,237

Phosagro OAO, GDR			94,600	1,240,206

Paper & Forest Products 0.0%

Resolute Forest Products, Inc. (I)			14,155	215,439

			Shares	Value
Preferred Securities 17.5%			$109,408,105

(Cost $107,627,881)

Consumer Discretionary 4.1%				25,982,519

Auto Components 0.8%

Dana Holding Corp., 4.000% (S)			25,000	3,982,813

The Goodyear Tire & Rubber Company,
5.875%			24,824	1,239,959

See notes to financial statements	Annual report | High Yield Fund	19

	Shares	Value
Automobiles 3.0%

General Motors Company, Series B, 4.750%	383,768	$18,731,716

Household Durables 0.2%

Beazer Homes USA, Inc., 7.250%	62,786	1,475,471

Media 0.1%

Xanadoo Company, Series C, 6.500% (I)	345,350	552,560

Energy 0.3%		1,707,852

Oil, Gas & Consumable Fuels 0.3%

Penn Virginia Corp., 6.000%	16,565	1,707,852

Financials 9.7%		60,684,007

Commercial Banks 3.6%

Regions Financial Corp., 6.375%	111,654	2,828,196

Union Planters Preferred Funding Corp.,
7.750% (S)	13	1,469,813

United Community Banks, Inc., Series B
(5.000% to 2-1-14, then 9.000% thereafter)	1,233	1,194,124

Wells Fargo & Company, Series L, 7.500%	6,177	7,752,135

Zions Bancorporation, 6.300%	88,680	2,356,228

Zions Bancorporation, 7.900%	241,326	7,090,158

Diversified Financial Services 3.2%

Bank of America Corp., Series L, 7.250%	16,644	19,773,072

Insurance 1.5%

Hartford Financial Services
Group, Inc., 7.875%	300,305	9,189,333

Real Estate Investment Trusts 1.4%

iStar Financial, Inc., Series F, 7.800%	169,672	4,156,964

iStar Financial, Inc., Series G, 7.650%	199,182	4,873,984

Industrials 2.3%		14,164,143

Airlines 1.9%

Continental Airlines Finance Trust II, 6.000%	249,102	12,003,603

Machinery 0.4%

Glasstech, Inc., Series A (I)	144	143,613

Glasstech, Inc., Series B (I)	4,475	2,016,927

Glasstech, Inc., Series C (I)	11	0

Materials 1.0%		6,134,734

Metals & Mining 1.0%

ArcelorMittal, 6.000%	24,625	519,341

Cliffs Natural Resources, Inc., 7.000%	176,880	3,394,327

Thompson Creek Metals Company, Inc.,
6.500%	120,383	2,221,066

Telecommunication Services 0.1%		734,850

Diversified Telecommunication Services 0.1%

Intelsat SA, 5.750%	11,885	734,850

20	High Yield Fund | Annual report	See notes to financial statements

			Shares	Value
Investment Companies 0.1%				$594,580

(Cost $646,093)

Financials 0.1%				594,580
iPATH S&P 500 VIX Short-Term Futures ETN (I)			31,000	594,580

Warrants 0.0%				$63,821

(Cost $0)

Lear Corp. (Expiration Date: 11-9-14;
Strike Price: $0.005) (I)			425	50,048

Mood Media Corp. (Expiration Date: 5-6-16;
Strike Price: $3.50) (I)			260,981	13,773

The Star Tribune Company (Expiration Date: 9-28-13;
Strike Price: $151.23) (I)			15,943	0

	Rate	Maturity
	(%)	date	Par value^	Value
Escrow Certificates 0.0%				$86,730

(Cost $0)

Consumer Discretionary 0.0%				67,314

Adelphia Communications Corp. (I)	9.875	03-01-49	5,985,000	44,888

Adelphia Communications Corp. (I)	10.250	11-01-49	2,990,000	22,425

SuperMedia, Inc. (I)	8.000	11-15-16	54,255,000	1

Materials 0.0%				19,416
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	8,090,000	19,416

			Par value^	Value
Short-Term Investments 1.2%				$7,134,000

(Cost $7,134,000)

Repurchase Agreement 1.2%				7,134,000
Repurchase Agreement with State Street Corp. dated 5-31-13 at
0.010% to be repurchased at $7,134,006 on 6-3-13, collateralized by $7,210,000 U.S. Treasury Notes, 0.875% due 2-28-17 (valued at
$7,277,594, including interest)			7,134,000	7,134,000

Total investments (Cost $637,890,576)† 98.4%			$615,175,898

Other assets and liabilities, net 1.6%				$10,113,774

Total net assets 100.0%			$625,289,672

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

^ All par values are denominated in U.S. dollars unless otherwise indicated.

Currency abbreviations
CAD — Canadian Dollar
CHF — Swiss Franc

See notes to financial statements	Annual report | High Yield Fund	21

Notes to Schedule of Investments

GDR Global Depositary Receipt

IO Interest-Only Security— (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid In Kind

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $242,715,393 or 38.8% of the Fund’s net assets as of 5-31-13.

(V) The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to Note 8 of the Notes to financial statements.

† At 5-31-13, the aggregate cost of investment securities for federal income tax purposes was $634,357,637. Net unrealized depreciation aggregated $19,181,739, of which $59,383,832 related to appreciated investment securities and $78,565,571 related to depreciated investment securities.

22	High Yield Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 5-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $631,098,749)	$614,172,023
Investments in affiliated issuers, at value (Cost $6,791,827)	1,003,875

Total investments, at value (Cost $637,890,576)	615,175,898
Cash	42,942
Foreign currency, at value (Cost $223,318)	223,425
Receivable for investments sold	12,088,391
Receivable for fund shares sold	1,085,627
Receivable for forward foreign currency exchange contracts	303,671
Dividends and interest receivable	9,852,625
Other receivables and prepaid expenses	677,105

Total assets	639,449,684

Liabilities

Payable for investments purchased	7,213,331
Payable for forward foreign currency exchange contracts	64,498
Payable for fund shares repurchased	6,002,572
Distributions payable	457,160
Payable to affiliates
Accounting and legal services fees	21,586
Transfer agent fees	85,040
Distribution and service fees	46,230
Trustees’ fees	44,893
Other liabilities and accrued expenses	224,702

Total liabilities	14,160,012

Net assets	$625,289,672

Net assets consist of

Paid-in capital	$1,137,364,104
Undistributed net investment income	8,290,339
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(498,468,893)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	(21,895,878)

Net assets	$625,289,672

See notes to financial statements	Annual report | High Yield Fund	23

FINANCIAL STATEMENTS

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($401,676,899 ÷ 102,951,668 shares)[1]	$3.90
Class B ($53,578,697 ÷ 13,723,168 shares)[1]	$3.90
Class C ($130,070,597 ÷ 33,357,423 shares)[1]	$3.90
Class I ($39,963,479 ÷ 10,249,188 shares)	$3.90

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$4.08

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

24	High Yield Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of operations For the year ended 5-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest from unaffiliated issuers	$43,192,608
Dividends	5,800,287
Less foreign taxes withheld	(67,156)

Total investment income	48,925,739

Expenses

Investment management fees	3,198,822
Distribution and service fees	2,855,317
Accounting and legal services fees	117,773
Transfer agent fees	1,094,247
Trustees’ fees	30,443
State registration fees	80,934
Printing and postage	50,768
Professional fees	183,913
Custodian fees	98,403
Registration and filing fees	40,958
Other	22,037

Total expenses	7,773,615

Net investment income	41,152,124

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	27,092,007
Investments in affiliated issuers	(3,602,128)
Foreign currency transactions	240,830
23,730,709
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	52,996,081
Investments in affiliated issuers	3,557,439
Translation of assets and liabilities in foreign currencies	(722,891)
55,830,629
Net realized and unrealized gain	79,561,338

Increase in net assets from operations	$120,713,462

See notes to financial statements	Annual report | High Yield Fund	25

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	5-31-13	5-31-12
Increase (decrease) in net assets

From operations
Net investment income	$41,152,124	$44,399,253
Net realized gain (loss)	23,730,709	(195,056,433)
Change in net unrealized appreciation (depreciation)	55,830,629	62,195,413

Increase (decrease) in net assets resulting from operations	120,713,462	(88,461,767)

Distributions to shareholders
From net investment income
Class A	(26,535,431)	(26,634,483)
Class B	(3,166,566)	(3,193,232)
Class C	(7,774,068)	(7,729,768)
Class I	(2,213,234)	(1,933,126)

Total distributions	(39,689,299)	(39,490,609)

From Fund share transactions	(58,612,092)	(287,791,023)

Total increase (decrease)	22,412,071	(415,743,399)

Net assets

Beginning of year	602,877,601	1,018,621,000

End of year	$625,289,672	$602,877,601

Undistributed net investment income	$8,290,339	$6,815,326

26	High Yield Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$3.42	$3.96	$3.64	$2.46	$4.54
Net investment income[1]	0.25	0.23	0.26	0.30	0.41
Net realized and unrealized gain (loss) on investments	0.47	(0.57)	0.38	1.22	(2.05)
Total from investment operations	0.72	(0.34)	0.64	1.52	(1.64)
Less distributions
From net investment income	(0.24)	(0.20)	(0.32)	(0.34)	(0.44)
Net asset value, end of period	$3.90	$3.42	$3.96	$3.64	$2.46
Total return (%)[2,3]	21.81	(8.33)	18.42	64.42	(35.84)

Ratios and supplemental data

Net assets, end of period (in millions)	$402	$398	$650	$632	$383
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.07	1.02	1.01	1.11[4]
Expenses net of fee waivers	1.05	1.07	1.02	0.99	1.11[4]
Expenses net of fee waivers and credits	1.05	1.07	1.02	0.98	1.11[4]
Net investment income	6.87	6.62	6.89	9.23	13.40
Portfolio turnover (%)	103	46	51	92	55

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

CLASS B SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$3.42	$3.96	$3.63	$2.46	$4.54
Net investment income[1]	0.22	0.20	0.24	0.27	0.39
Net realized and unrealized gain (loss) on investments	0.48	(0.56)	0.39	1.21	(2.06)
Total from investment operations	0.70	(0.36)	0.63	1.48	(1.67)
Less distributions
From net investment income	(0.22)	(0.18)	(0.30)	(0.31)	(0.41)
Net asset value, end of period	$3.90	$3.42	$3.96	$3.63	$2.46
Total return (%)[2,3]	20.91	(9.02)	17.85	62.82	(36.32)

Ratios and supplemental data

Net assets, end of period (in millions)	$54	$53	$89	$94	$71
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.82	1.77	1.76	1.86[4]
Expenses net of fee waivers	1.80	1.82	1.77	1.74	1.86[4]
Expenses net of fee waivers and credits	1.80	1.82	1.77	1.73	1.86[4]
Net investment income	6.12	5.87	6.29	8.50	12.71
Portfolio turnover (%)	103	46	51	92	55

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

See notes to financial statements	Annual report | High Yield Fund	27

CLASS C SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$3.42	$3.96	$3.64	$2.46	$4.54
Net investment income[1]	0.22	0.20	0.23	0.28	0.38
Net realized and unrealized gain (loss) on investments	0.48	(0.56)	0.39	1.21	(2.05)
Total from investment operations	0.70	(0.36)	0.62	1.49	(1.67)
Less distributions
From net investment income	(0.22)	(0.18)	(0.30)	(0.31)	(0.41)
Net asset value, end of period	$3.90	$3.42	$3.96	$3.64	$2.46
Total return (%)[2,3]	20.92	(9.02)	17.55	63.26	(36.32)

Ratios and supplemental data

Net assets, end of period (in millions)	$130	$131	$219	$207	$120
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.82	1.77	1.76	1.86[4]
Expenses net of fee waivers	1.80	1.82	1.77	1.74	1.86[4]
Expenses net of fee waivers and credits	1.80	1.82	1.77	1.73	1.86[4]
Net investment income	6.12	5.87	6.13	8.47	12.59
Portfolio turnover (%)	103	46	51	92	55

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

CLASS I SHARES Period ended	5-31-13	5-31-12	5-31-11	5-31-10	5-31-09

Per share operating performance

Net asset value, beginning of period	$3.41	$3.96	$3.64	$2.46	$4.54
Net investment income[1]	0.27	0.24	0.27	0.32	0.31
Net realized and unrealized gain (loss) on investments	0.48	(0.57)	0.39	1.21	(1.94)
Total from investment operations	0.75	(0.33)	0.66	1.53	(1.63)
Less distributions
From net investment income	(0.26)	(0.22)	(0.34)	(0.35)	(0.45)
Net asset value, end of period	$3.90	$3.41	$3.96	$3.64	$2.46
Total return (%)	22.58	(8.26)	18.85	64.98	(35.63)

Ratios and supplemental data

Net assets, end of period (in millions)	$40	$20	$60	$26	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.72	0.64	0.66	0.87[2]
Expenses net of fee waivers and credits	0.72	0.72	0.64	0.66	0.87[2]
Net investment income	7.21	6.91	7.04	9.49	12.00
Portfolio turnover (%)	103	46	51	92	55

1 Based on the average daily shares outstanding.
2 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

28	High Yield Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Fund (the Fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

A shareholder meeting of the Fund will be held in October, 2013, to consider approval of an Agreement and Plan of Reorganization between the Fund and John Hancock Funds II High Income Fund (“High Income Fund”). Under this agreement, High Income Fund would transfer all of its assets and liabilities to the Fund in exchange for shares of the Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Fund in other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The

Annual report | High Yield Fund	29

frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 5-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$402,385,111	—	$379,118,358	$23,266,753
Convertible Bonds	16,015,685	—	15,861,117	154,568
Foreign Government
Obligations	2,697,200	—	2,697,200	—
Term Loans	42,047,226	—	42,047,226	—
Capital Preferred Securities	5,115,000	—	5,115,000	—
Collateralized Mortgage
Obligations	3,086,978	—	625,656	2,461,322
Asset Backed Securities	8,155,667	—	8,155,667	—
Common Stocks	18,385,795	$14,680,073	3,705,664	58
Preferred Securities	109,408,105	86,336,800	19,164,081	3,907,224
Investment Companies	594,580	594,580	—	—
Warrants	63,821	—	63,821	—
Escrow Certificates	86,730	—	86,730	—
Short-Term Investments	7,134,000	—	7,134,000	—

Total Investments in
Securities	$615,175,898	$101,611,453	$483,774,520	$29,789,925
Other Financial Instruments
Forward Foreign Currency
Contracts	$239,173	—	$239,173	—

30	High Yield Fund | Annual report

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

COLLATERALIZED
	CORPORATE	CONVERTIBLE	MORTGAGE	COMMON	PREFERRED
	BONDS	BONDS	OBLIGATIONS	STOCKS	SECURITIES	WARRANTS	TOTALS

Balance as of 5-31-12	$23,262,757	—	$2,620,108	$2,164,270	$15,604,601	$14,985,817	$58,637,553
Realized gain (loss)	475,197	—	—	(1,381,405)	(1,580,920)	(5,004,635)	($7,491,763)
Change in unrealized appreciation
(depreciation)	1,068,579	$154,568	(158,786)	2,522,359	2,917,700	8,244,808	$14,749,228
Purchases	—	—	—	—	1,194,123	—	$1,194,123
Sales	(1,539,780)	—	—	(2,540,864)	(14,228,280)	(18,225,990)	($36,534,914)
Transfer into level 3	—	—	—	—	—	—	—
Transfer out of level 3	—	—	—	(764,302)	—	—	($764,302)
Balance as of 5-31-13	$23,266,753	$154,568	$2,461,322	$58	$3,907,224	—	$29,789,925
Change in unrealized at period end*	$1,068,579	$154,568	($158,786)	—	($1,192,692)	—	($128,331)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 5-31-13	TECHNIQUE	INPUTS	INPUT/RANGE

Collateralized	$2,461,322	Market Approach	Offered quotes	$0.70
Mortgage Obligations

Common Stocks	$58	Market Approach	Aged transaction	$0.01

Convertible Bonds	$154,568	Market Approach	Market comparable
			company bond price	$83.55

Corporate Bonds	$1,341,756	Discounted Cash	Estimated recovery
		Flows	rate	24%

	561,792	Market Approach	Market comparable
			company bond price	$52.29

			Comparability
			adjustment	(15%)

	73	Discounted Cash	Estimated liquidation
		Flows	value	$0.01

	21,363,133	Market Approach	Offered quotes	$97.00 – $112.97
				(weighted average $105.32)

	$23,266,753

Preferred Securities	$2,160,540	Market Approach	EBITDA multiple	7.0x

	552,560	Discounted Cash	Estimated liquidation
		Flows	value	1.60

	1,194,124	Market Approach	Offered quotes	$968.47

	$3,907,224

Increases/decreases in aged transactions, offered quotes, estimated liquidation value, market comparable company bond prices, enterprise values, or earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples may result in increases/decreases in security valuation.

Annual report | High Yield Fund	31

Increases/decreases in discounts for comparability adjustments or illiquidity may result in decreases/increases in security valuation.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Term loans (Floating rate loans). The Fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The Fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The Fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The Fund may have limited rights to enforce the terms of an underlying loan.

At May 31, 2013, the Fund had $8,026,050 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

32	High Yield Fund | Annual report

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which the Fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the Fund’s custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the Fund participated in a $100 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended May 31, 2013 were $1,251. For the year ended May 31, 2013, the Fund had no borrowings under either line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $502,001,832 available to offset future net realized capital gains as of May 31, 2013. The following table details the capital loss carryforward available as of May 31, 2013:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MARCH 31				NO EXPIRATION DATE
2014	2017	2018	2019	SHORT-TERM	LONG-TERM

$49,081,713	$5,139,278	$98,534,348	$104,329,868	$17,254,386	$227,662,239

Annual report | High Yield Fund	33

Net capital losses that are a result of security transactions occurring after October 31, 2012, are treated as occurring on June 1, 2013, the first day of the Fund’s next taxable year.

As of May 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed at least annually. The tax character of distributions for the years ended May 31, 2013 and May 31, 2012 was as follows:

	MAY 31, 2013	MAY 31, 2012

Ordinary Income	$39,689,299	$39,490,609

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2013, the components of distributable earnings on a tax basis consisted of $9,007,821 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards and partnerships.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities and in January 2013, Accounting Standards Update No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. These updates may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives involves risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract.

34	High Yield Fund | Annual report

Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not favor the Fund thereby reducing the Fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2013, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended May 31, 2013, the Fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $25.9 million to $75.6 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2013.

	PRINCIPAL AMOUNT	PRINCIPAL AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

Buys
CAD	13,350,000	$12,930,625	State Street Bank	7-9-13	($64,498)
			and Trust
Sells
CAD	35,384,049	$34,405,221	Bank of Montreal	7-9-13	$303,671

Currency Abbreviations
CAD Canadian Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange	Receivable/Payable for	Forward foreign	$303,671	($64,498)
contracts	forward foreign currency	currency
	exchange contracts	contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

	STATEMENT OF OPERATIONS	FOREIGN CURRENCY
RISK	LOCATION	TRANSACTIONS*

Foreign exchange contracts	Net realized gain (loss)	$704,572

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Annual report | High Yield Fund	35

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2013:

		TRANSLATION OF ASSETS
	STATEMENT OF OPERATIONS	AND LIABILITIES IN
RISK	LOCATION	FOREIGN CURRENCIES*

Foreign exchange contracts	Change in net unrealized	($757,605)
	appreciation (depreciation)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the Fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Advisor under which the Fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.6250% of the first $75,000,000 of the Fund’s average daily net assets, (b) 0.5625% of the next $75,000,000 of the Fund’s average daily net assets, (c) 0.5000% of the next $350,000,000 of the Fund’s average daily net assets, (d) 0.4750% of the next $2,000,000,000 of the Fund’s average daily net assets and (e) 0.4500% of the Fund’s average daily net assets in excess of $2,500,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC an affiliate of the Advisor. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended May 31, 2013 were equivalent to a net annual effective rate of 0.52% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2013 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

36	High Yield Fund | Annual report

CLASS	RULE 12b–1 FEE

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $487,841 for the year ended May 31, 2013. Of this amount, $55,563 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $397,450 was paid as sales commissions to broker-dealers and $34,828 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2013, CDSCs received by the Distributor amounted to $241, $127,531 and $9,221 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2013 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,000,123	$724,452
Class B	537,708	97,469
Class C	1,317,486	238,845
Class I	—	33,481
Total	$2,855,317	$1,094,247

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of Funds Deferred Compensation Plan (the Plan) which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Annual report | High Yield Fund	37

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2013 and 2012 were as follows:

	Year ended 5-31-13			Year ended 5-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	22,718,668	$83,538,265	40,068,257	$135,217,587
Distributions reinvested	6,103,100	22,509,367	6,100,528	20,843,651
Repurchased	(42,298,712)	(154,661,151)	(93,929,988)	(328,696,701)

Net decrease	(13,476,944)	($48,613,519)	(47,761,203)	($172,635,463)

Class B shares

Sold	1,765,777	$6,465,438	1,557,258	$5,315,982
Distributions reinvested	675,748	2,490,331	640,819	2,184,022
Repurchased	(4,345,022)	(15,939,840)	(9,071,267)	(31,619,694)

Net decrease	(1,903,497)	($6,984,071)	(6,873,190)	($24,119,690)

Class C shares

Sold	4,240,364	$15,643,529	4,283,840	$14,654,940
Distributions reinvested	1,762,204	6,487,112	1,678,951	5,727,600
Repurchased	(11,072,237)	(40,741,921)	(23,016,434)	(80,248,136)

Net decrease	(5,069,669)	($18,611,280)	(17,053,643)	($59,865,596)

Class I shares

Sold	9,119,019	$33,773,503	10,378,498	$34,853,255
Distributions reinvested	474,740	1,767,341	426,952	1,474,695
Repurchased	(5,319,064)	(19,944,066)	(20,032,124)	(67,498,224)

Net increase (decrease)	4,274,695	$15,596,778	(9,226,674)	($31,170,274)

Net decrease	(16,175,415)	($58,612,092)	(80,914,710)	($287,791,023)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $606,416,427 and $628,352,514, respectively, for the year ended May 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $2,997,504 and $2,857,887, respectively, for the year ended May 31, 2013.

38	High Yield Fund | Annual report

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended May 31, 2013, is set forth below:

	BEGINNING	ENDING		DIVIDEND/
	SHARE/PAR	SHARE/PAR	REALIZED	INTEREST	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

Greektown Superholdings,
Inc. — common stock
Bought: none
Sold: 18,486	18,486	None	($380,529)	None	None

Greektown Superholdings,
Inc. — preferred stock
Bought: none
Sold: 158,092	158,092	None	($1,580,920)	None	None

Greektown Superholdings,
Inc. — warrants
Bought: none
Sold: 202,511	202,511	None	($2,570,073)	None	None

Kaiser Group Holdings, Inc.
Bought: none
Sold: none	81,949	81,949	None	None	$1,003,875

Annual report | High Yield Fund	39

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Fund (the “Fund”) at May 31, 2013, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 26, 2013

40	High Yield Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2013.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the Fund.

Annual report | High Yield Fund	41

Evaluation of Advisory and Subadvisory Agreements by the Board Of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock High Yield Fund (the Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for relevant indexes; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreement, as well as information regarding the Advisor’s revenues and costs of providing services to the Fund and compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Fund, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the Fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality and extent of the services to be provided to John Hancock Fund portfolios by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

42	High Yield Fund | Annual report

Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective(s), review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Fund.

Investment performance. In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the Fund’s performance;

(b) considered the comparative performance of the Fund’s benchmark;

Annual report | High Yield Fund	43

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the Fund’s ranking within a smaller group of peer funds and the Fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted the Fund had outperformed its benchmark index for the one-year period and underperformed for the three- and five-year periods ended December 31, 2012. The Board also noted that the Fund outperformed the peer group average for the one- and three-year periods and underperformed the average for the five-year period ended December 31, 2012. The Board noted that the Fund’s performance is being closely monitored. The Board took into account management’s discussion of the Fund’s performance and potential action to be taken with respect to the Fund. The Board also noted the changes to the Fund’s portfolio management team in August 2011 and July 2012 and that performance had improved since that time. The Board took into account the Fund’s performance relative to the benchmark index for the one-year period and peer group for the one- and three-year periods. The Board concluded that such performance is being reasonably addressed and/or monitored.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data including, among other data, the Fund’s contractual and actual advisory and subadvisory fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Board considered the Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing the Fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board noted that net management fees for this Fund are lower than the peer group median and that total expenses for this Fund are higher than the peer group median. The Board noted that the subadvisory fees for this Fund are lower that the peer group median. The Board took into account management’s discussion of the Fund’s expenses and also noted the reduction in the advisory and subadvisory fee rates that became effective on June 1, 2012.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the Fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the Fund is reasonable.

Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates of the Fund;

44	High Yield Fund | Annual report

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the Fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the Fund’s Subadvisor is an affiliate of the Advisor;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the Fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Fund;

(i) noted that the subadvisory fees for the Fund are paid by the Advisor; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the Fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a) with respect to each fund in the John Hancock fund complex, including the Fund (except those listed below), considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the Fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock Fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The John Hancock Funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the Fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Fund to benefit from economies of scale if the Fund grows. The Board also took into account management’s discussion of the Fund’s advisory fee structure; and

Annual report | High Yield Fund	45

(c) the Board also considered the effect of the Fund’s growth in size on its performance and fees. The Board also noted that if the Fund’s assets increase over time, the Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the Fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the Fund, which is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Fund.

The Board also received information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

46	High Yield Fund | Annual report

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits.

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third-party provider of mutual fund data. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s peer group and benchmark and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the Fund is being reasonably addressed and/or monitored;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | High Yield Fund	47

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1987	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

48	High Yield Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | High Yield Fund	49

Non-Independent Trustees4

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

50	High Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | High Yield Fund	51

More information

Trustees	Investment advisor
James M. Oates, Chairman	John Hancock Advisers, LLC
Steven R. Pruchansky, Vice Chairman
Charles L. Bardelis*	Subadvisor
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhfunds.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

52	High Yield Fund | Annual report

800-225-5291
800-554-6713 TDD
800-338-8080 EASI-Line
jhfunds.com

This report is for the information of the shareholders of John Hancock High Yield Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	57A 5/13
MF146655	7/13

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Effective December 12, 2012, Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

Prior to December 12, 2012, Gregory A. Russo was the audit committee financial expert and was “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2013 and 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2013	May 31, 2012

John Hancock Government Income Fund	$38,092	$33,424

John Hancock High Yield Fund	55,230	48,117

John Hancock Investment Grade Bond Fund	37,441	32,790

Total	$130,763	$114,331

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	May 31, 2013	May 31, 2012

John Hancock Government Income Fund	$737	$784

John Hancock High Yield Fund	737	784

John Hancock Investment Grade Bond Fund	737	784

Total	$2,211	$2,352

Amounts billed to control affiliates were $99,637 and $96,255 for the fiscal years ended May 31, 2013 and 2012, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2013 and 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2013	May 31, 2012

John Hancock Government Income Fund	$2,403	$2,333

John Hancock High Yield Fund	2,698	2,619

John Hancock Investment Grade Bond Fund	2,548	2,474

Total	$7,649	$7,426

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2013 and 2012 amounted to the following:

Fund	May 31, 2013	May 31, 2012

John Hancock Government Income Fund	$1,953	$200

John Hancock High Yield Fund	2,200	200

John Hancock Investment Grade Bond Fund	1,953	200

Total	$6,106	$600

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees: There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2013 and 2012 amounted to the following:

Trust	May 31, 2013	May 31, 2012

John Hancock Bond Trust	$2,849,678	$3,339,272

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. Effective December 12, 2012, the members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

Prior to December 12, 2012, the members of the audit committee were as follows:

Gregory A. Russo - Chairman
Dr. John A. Moore
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	July 25, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	July 25, 2013